UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.         )

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AXA PREMIER VIP TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AXA EQUITABLE LIFE INSURANCE COMPANY

1290 Avenue of the Americas

New York, New York 10104

February 27, 2014

Dear Contractholder:

Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders of the Multimanager Small Cap Growth Portfolio (“Small Cap Growth Portfolio”), the Multimanager Small Cap Value Portfolio (“Small Cap Value Portfolio”), and the Multimanager Multi-Sector Bond Portfolio (“Bond Portfolio”) (each, a “Portfolio” and together, the “Portfolios”) of AXA Premier VIP Trust (the “Trust”). The Special Meeting of Shareholders is scheduled to be held at the Trust’s offices, 1290 Avenue of the Americas, New York, New York 10104, on April 10, 2014 at 2:00 p.m., Eastern time (the “Meeting”).

At the Meeting, the shareholders of each Portfolio who are entitled to vote at the Meeting will be asked to approve the following proposals (collectively, the “Proposals”) as they relate to the respective Portfolios:

1.	To approve:

(a)	The conversion of the Small Cap Growth Portfolio to a fund-of-funds structure, and

(b)	Subject to shareholder approval of Proposal 1(a), a new Management Agreement between the Trust, on behalf of the Small Cap Growth Portfolio, and AXA Equitable Funds Management Group, LLC (“FMG LLC”), which serves as the Small Cap Growth Portfolio’s investment manager, that will result in a decrease in the Small Cap Growth Portfolio’s management fee payable to FMG LLC;

2.	To approve:

(a)	The conversion of the Small Cap Value Portfolio to a fund-of-funds structure, and

(b)	Subject to shareholder approval of Proposal 2(a), a new Management Agreement between the Trust, on behalf of the Small Cap Value Portfolio, and FMG LLC, which serves as the Small Cap Value Portfolio’s investment manager, that will result in a decrease in the Small Cap Value Portfolio’s management fee payable to FMG LLC;

3.	To approve:

(a)	The conversion of the Bond Portfolio to a fund-of-funds structure, and

(b)	Subject to shareholder approval of Proposal 3(a), a new Management Agreement between the Trust, on behalf of the Bond Portfolio, and FMG LLC, which serves as the Bond Portfolio’s investment manager, that will result in a decrease in the Bond Portfolio’s management fee payable to FMG LLC; and

4.	To transact such other business that may properly come before the Meeting.

Each Portfolio is managed by FMG LLC and currently is sub-advised by one or more investment sub-advisers.

As an owner of a variable life insurance policy and/or a variable annuity contract or certificate that participates in one or more of the Portfolios through the investment divisions of a separate account or accounts established by AXA Equitable Life Insurance Company (“AXA Equitable”), you are entitled to instruct AXA Equitable how to vote the Portfolio shares related to your interest in those accounts as of the close of business on January 31, 2014. The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting.

The Portfolios’ Board of Trustees (the “Board”) has approved the Proposals identified above and recommends that you vote “FOR” the relevant Proposals. Although the Board has determined that a vote “FOR” the Proposals is in your best interest, the final decision is yours.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating and signing the enclosed voting instruction card and returning it in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. For further information on how to instruct an insurance company, please see the Contractholder Voting Instructions included herein. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may provide voting instructions in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Sincerely,
Steven M. Joenk
Managing Director
AXA Equitable Life Insurance Company

AXA PREMIER VIP TRUST

Multimanager Small Cap Growth Portfolio

Multimanager Small Cap Value Portfolio

Multimanager Multi-Sector Bond Portfolio

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 10, 2014

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Multimanager Small Cap Growth Portfolio (“Small Cap Growth Portfolio”), the Multimanager Small Cap Value Portfolio (“Small Cap Value Portfolio”) and the Multimanager Multi-Sector Bond Portfolio (“Bond Portfolio”) (each, a “Portfolio” and together, the “Portfolios”), each of which is a series of AXA Premier VIP Trust (the “Trust”), will be held on April 10, 2014, at 2:00 p.m., Eastern time, at the offices of the Trust, located at 1290 Avenue of the Americas, New York, New York 10104 (the “Meeting”). The purpose of the Meeting is to consider and act upon the following proposals (collectively referred to herein as the “Proposals”):

1.	To approve:

(a)	The conversion of the Small Cap Growth Portfolio to a fund-of-funds structure, and

(b)	Subject to shareholder approval of Proposal 1(a), a new Management Agreement between the Trust, on behalf of the Small Cap Growth Portfolio, and AXA Equitable Funds Management Group, LLC (“FMG LLC”), which serves as the Small Cap Growth Portfolio’s investment manager, that will result in a decrease in the Small Cap Growth Portfolio’s management fee payable to FMG LLC;

2.	To approve:

(a)	The conversion of the Small Cap Value Portfolio to a fund-of-funds structure, and

(b)	Subject to shareholder approval of Proposal 2(a), a new Management Agreement between the Trust, on behalf of the Small Cap Value Portfolio, and FMG LLC, which serves as the Small Cap Value Portfolio’s investment manager, that will result in a decrease in the Small Cap Value Portfolio’s management fee payable to FMG LLC;

3.	To approve:

(a)	The conversion of the Bond Portfolio to a fund-of-funds structure, and

(b)	Subject to shareholder approval of Proposal 3(a), a new Management Agreement between the Trust, on behalf of the Bond Portfolio, and FMG LLC, which serves as the Bond Portfolio’s investment manager, that will result in a decrease in the Bond Portfolio’s management fee payable to FMG LLC; and

4.	To transact such other business that may properly come before the Meeting.

Your Trust’s Board of Trustees unanimously recommends that you vote in favor of the Proposals.

Please note that owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contractholders”) issued by AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America or another insurance company (each, an “Insurance Company”) who have invested in shares of one or more of the Portfolios through the investment divisions of a separate account or accounts of an Insurance Company will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above Proposals.

You should read the Proxy Statement attached to this notice prior to completing your proxy or voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on January 31, 2014. If you attend the Meeting, you may vote or provide your voting instructions in person.

YOUR VOTE IS IMPORTANT

Please return your proxy or voting instruction card promptly

Regardless of whether you plan to attend the Meeting, you should vote or provide voting instructions by promptly completing, dating and signing the enclosed proxy or voting instruction card for the Portfolio in which you directly or indirectly own shares and returning it in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 12-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The Board recommends that you vote or provide voting instructions to vote “FOR” the Proposals.

By Order of the Board of Trustees,
Patricia Louie
Vice President and Secretary

Dated: February 27, 2014

New York, New York

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AXA EQUITABLE LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

CONTRACTHOLDER VOTING INSTRUCTIONS

REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO,

MULTIMANAGER SMALL CAP VALUE PORTFOLIO,

AND MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO,

EACH A SERIES OF AXA PREMIER VIP TRUST

TO BE HELD ON APRIL 10, 2014

Dated: February 27, 2014

GENERAL

These Contractholder Voting Instructions are being furnished by AXA Equitable Life Insurance Company (“AXA Equitable”), MONY Life Insurance Company (“MONY”), MONY Life Insurance Company of America (“MLOA”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) to owners of their variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) who, as of January 31, 2014 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of their separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more of the Multimanager Small Cap Growth Portfolio (“Small Cap Growth Portfolio”), the Multimanager Small Cap Value Portfolio (“Small Cap Value Portfolio”), and the Multimanager Multi-Sector Bond Portfolio (“Bond Portfolio”) (each, a “Portfolio” and together, the “Portfolios”), each a series of AXA Premier VIP Trust (the “Trust”). The Trust is a Delaware statutory trust that is registered with the Securities and Exchange Commission as an open-end management investment company.

To the extent required by applicable law, each Insurance Company will offer Contractholders the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Portfolios held by its Separate Accounts, as to how it should vote on the relevant proposal or proposals (each, a “Proposal” and together, the “Proposals”) that will be considered at the Special Meeting of Shareholders as referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed Proxy Statement, which you should retain for future reference, sets forth concisely information about the Proposals that a Contractholder should know before completing the enclosed voting instruction card.

AXA Equitable Financial Services Company, LLC, a wholly owned subsidiary of AXA Financial, Inc., is the parent company of each named Insurance Company other than MONY. AXA Financial, Inc. is a wholly owned subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Equitable Financial Services Company, LLC and AXA Financial, Inc. are located at 1290 Avenue of the Americas, New York, New York 10104. Protective Life Insurance Company is the

parent company of MONY. The principal executive office of Protective Life Insurance Company is located at 2801 Highway 280 South, Birmingham, Alabama 35223.

These Contractholder Voting Instructions and the accompanying voting instruction card, together with the enclosed proxy materials, are being mailed to Contractholders on or about March 5, 2014.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s), and sign and date the voting instruction card(s) and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the Proposal(s).

The number of shares held in the investment division of a Separate Account corresponding to the Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the corresponding Portfolio. Each whole share of a Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and providing voting instructions in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” the applicable Proposal. Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the applicable Insurance

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Company either “FOR” or “AGAINST” the applicable Proposal(s), or as an abstention, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine whether the Proposals are approved.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the shares upon such matters in its discretion. Voting instruction cards may be solicited by directors, officers and employees of AXA Equitable Funds Management Group, LLC, the investment manager of the Trust, or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

If the quorum necessary to transact business is not established or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in their discretion on any such adjournment or postponement.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You also may provide your voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

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AXA PREMIER VIP TRUST

1290 Avenue of the Americas

New York, New York 10104

PROXY STATEMENT DATED FEBRUARY 27, 2014 FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 10, 2014

This Proxy Statement relates to the solicitation by the Board of Trustees (the “Board”) of AXA Premier VIP Trust (the “Trust”) of proxies to be used at a Special Meeting of Shareholders of the Multimanager Small Cap Growth Portfolio (“Small Cap Growth Portfolio”), the Multimanager Small Cap Value Portfolio (“Small Cap Value Portfolio”), and the Multimanager Multi-Sector Bond Portfolio (“Bond Portfolio”) (each, a “Portfolio” and together, the “Portfolios”), each a series of the Trust, to be held at 1290 Avenue of the Americas, New York, New York 10104, on April 10, 2014, at 2:00 p.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”).

This Proxy Statement is being furnished to owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”), MONY Life Insurance Company, MONY Life Insurance Company of America or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of January 31, 2014 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in one or more of the Portfolios. This Proxy Statement also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders that were invested in the Portfolios as of the Record Date.

This Proxy Statement relates to the following matters:

Summary of Matters	Shareholders Entitled to Vote on a Matter

1.     To approve:

(a)    The conversion of the Small Cap Growth Portfolio to a fund-of-funds structure, and

(b)    Subject to shareholder approval of Proposal 1(a), a new Management Agreement between the Trust, on behalf of the Small Cap Growth Portfolio, and AXA Equitable Funds Management Group, LLC (“FMG LLC”), which serves as the Small Cap Growth Portfolio’s investment manager, that will result in a decrease in the Small Cap Growth Portfolio’s management fee payable to FMG LLC (“Proposal 1”);

Shareholders of the Small Cap Growth Portfolio

Summary of Matters	Shareholders Entitled to Vote on a Matter

2.     To approve:

(a)    The conversion of the Small Cap Value Portfolio to a fund-of-funds structure, and

(b)    Subject to shareholder approval of Proposal 2(a), a new Management Agreement between the Trust, on behalf of the Small Cap Value Portfolio, and FMG LLC, which serves as the Small Cap Value Portfolio’s investment manager, that will result in a decrease in the Small Cap Value Portfolio’s management fee payable to FMG LLC (“Proposal 2”);

Shareholders of the Small Cap Value Portfolio

3.     To approve:

(a)    The conversion of the Bond Portfolio to a fund-of-funds structure, and

(b)    Subject to shareholder approval of Proposal 3(a), a new Management Agreement between the Trust, on behalf of the Bond Portfolio, and FMG LLC, which serves as the Bond Portfolio’s investment manager, that will result in a decrease in the Bond Portfolio’s management fee payable to FMG LLC (“Proposal 3”); and

Shareholders of the Bond Portfolio
4. To transact such other business that may properly come before the Meeting.

The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust’s shares of beneficial interest are referred to as “shares,” and the holders of the shares are “shareholders.” The Trust’s Board of Trustees may be referred to herein as the “Board” and its members may be referred to herein as “Trustees.”

Parts (a) and (b) of each Proposal described in this Proxy Statement are contingent upon each other and, therefore, each Proposal will be implemented only if shareholders approve both Part (a) and Part (b) of that Proposal. If shareholders do not approve a Proposal with respect to a Portfolio, the Portfolio will continue to operate under its current structure, and the Board, in consultation with management and counsel, will determine what additional action, if any, should be taken.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 10, 2014

This Proxy Statement, which you should retain for future reference, contains important information regarding the Proposals that you should know before voting or providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. This Proxy Statement is being provided to the Insurance Companies and mailed to Contractholders and shareholders on or about March 5, 2014. This Proxy Statement and a proxy or voting instruction card also will be available at www.proxyvote.com on or about March 5, 2014. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contractholders and in accordance with voting procedures established by the Trust.

Investment management services are provided to the Portfolios under an Investment Management Agreement with FMG LLC, 1290 Avenue of the Americas, New York, New York 10104. AXA Distributors, LLC (“AXA Distributors”), 1290 Avenue of the Americas, New York, New York 10104, an affiliate of FMG LLC, is the principal underwriter of the Trust’s shares. FMG LLC also provides administrative services to the Trust.

Shareholders of record as of the close of business on the Record Date are entitled to vote at the Meeting. Additional information regarding outstanding shares, voting procedures and attending the Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

TABLE OF CONTENTS

SUMMARY	1
The Proposed Conversions to a Fund-of-Funds Structure	1
The Proposed Management Agreement	2
PROPOSALS 1(a), 2(a) AND 3(a): TO APPROVE THE CONVERSION OF THE MULTIMANAGER SMALL CAP GROWTH PORTFOLIO, THE MULTIMANAGER SMALL CAP VALUE PORTFOLIO, AND THE MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO TO A FUND-OF-FUNDS STRUCTURE	2
Changes to the Portfolios’ Investment Objectives and Strategies	3
Multimanager Small Cap Growth Portfolio	3
Multimanager Small Cap Value Portfolio	6
Multimanager Multi-Sector Bond Portfolio	8
Changes to the Portfolios’ Risk Profiles Associated with the Proposed Conversions	9
Changes to Portfolio Management	10
Impact on the Portfolios’ Fees and Expenses	11
Name Changes	11
Benchmarks	11
Implementation of the Proposed Conversions	11
Tax Consequences of the Proposed Conversions	12
Potential Benefits of the Conversions to FMG LLC and its Affiliates	13
Board Considerations	14
Board Approval and Recommendation	15
PROPOSALS 1(b), 2(b) AND 3(b): TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN EACH PORTFOLIO AND FMG LLC THAT WILL RESULT IN A DECREASE IN EACH PORTFOLIO’S MANAGEMENT FEE PAYABLE TO FMG LLC	15
Comparison of the Current and Proposed Management Agreements	16
Other Fee Information	22
Information About FMG LLC	23
Board Consideration of the Proposed Management Agreement	25
Board Approval and Recommendation	30
VOTING INFORMATION	31
INDEX TO EXHIBITS TO PROXY STATEMENT	35

EXHIBIT A FORM OF PROPOSED MANAGEMENT AGREEMENT BETWEEN THE TRUST AND FMG LLC WITH RESPECT TO THE MULTIMANAGER SMALL CAP GROWTH, MULTIMANAGER SMALL CAP VALUE AND MULTIMANAGER MULTI-SECTOR BOND PORTFOLIOS

A-1
EXHIBIT B OUTSTANDING SHARES	B-1
EXHIBIT C FIVE PERCENT OWNER REPORT	C-1
EXHIBIT D SUMMARIES OF UNDERLYING PORTFOLIOS	D-1

SUMMARY

The Proposed Conversions to a Fund-of-Funds Structure

Each of the Small Cap Growth, Small Cap Value, and Bond Portfolios currently allocates its assets among three or more sub-advisers who manage their allocated portions of the Portfolio using different yet complementary investment strategies. Each sub-adviser invests its allocated portion of a Portfolio’s assets in securities of various companies and other issuers according to its investment strategy. FMG LLC, which serves as each Portfolio’s investment manager, believes that this investment approach has not maximized the Portfolios’ potential and that it would be in the best interests of each Portfolio to convert to a fund-of-funds (each, a “Proposed Conversion” and collectively, the “Proposed Conversions”) that would become part of, and expand the asset class offerings of, the Trust’s fund-of-funds line-up. A fund-of-funds is a fund with an investment strategy of investing primarily in other mutual funds rather than investing directly in securities of individual operating companies and other issuers. FMG LLC believes that the Proposed Conversions may result in greater diversification and operational and investment efficiencies that, over time, may improve the long-term viability of the Portfolios to the benefit of shareholders. In addition, FMG LLC believes that operating the Portfolios as funds-of-funds will facilitate offering the Portfolios to additional investors, which could result in greater asset retention and growth.

As discussed in greater detail below, the Board considered the recommendations of FMG LLC and voted to approve the Proposed Conversions. The Board has also approved certain changes to the non-fundamental investment objectives of the Small Cap Growth Portfolio and Small Cap Value Portfolio and certain non-fundamental investment strategy changes for each Portfolio that will be implemented at the time of the Proposed Conversions. These changes were approved independently of the Proposed Conversions, and will be implemented whether or not the Proposed Conversions receive shareholder approval. If shareholders approve the Proposed Conversions, each Portfolio will operate as a fund-of-funds and pursue its investment objective by investing primarily in shares of existing and newly created portfolios of EQ Advisors Trust (“EQAT”), an affiliated investment company of the Trust also managed by FMG LLC (each an “Underlying Portfolio” and collectively, the “Underlying Portfolios”), and may also invest, to the extent permitted by applicable law, in unaffiliated investment companies (“Unaffiliated Funds”), including exchange-traded funds (“Underlying ETFs”).

It is anticipated that the gross and net total annual operating expense ratios of each class of shares of each Portfolio, excluding the fees and expenses of the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs in which a Portfolio will invest, will be lower after the Proposed Conversions than they were for the last fiscal year. However, after the Proposed Conversions, each Portfolio will indirectly bear fees and expenses charged by the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs in which it invests (including management fees), in addition to the Portfolio’s direct fees and expenses. When the fees and expenses of the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs are included, it is anticipated that the gross

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and net total annual operating expense ratios of each class of shares of each Portfolio will be higher after the Proposed Conversions than they were for the last fiscal year.

The Proposed Management Agreement

In connection with its consideration of the Proposed Conversions, the Board also approved a new Management Agreement between FMG LLC and the Portfolios (the “Proposed Management Agreement”) that would result in a reduction in the fee payable to FMG LLC by each Portfolio. The Proposed Management Agreement would also more clearly reflect the services FMG LLC would provide in managing each Portfolio as a fund-of-funds rather than selecting and overseeing sub-advisers to manage the Portfolio’s assets. Other than these two changes, all other terms of the Proposed Management Agreement are the same as the current investment management agreement (the “Current Management Agreement”). The reduced management fee would reflect the different services to be performed by FMG LLC in managing the Portfolios as funds-of-funds. The Underlying Portfolios, Unaffiliated Funds and Underlying ETFs in which a Portfolio would invest after the Proposed Conversions incur their own operating costs and expenses, including management fees payable to their investment advisers, and the Portfolio’s performance will reflect the impact of these operating costs and expenses.

PROPOSALS 1(a), 2(a) AND 3(a): TO APPROVE THE CONVERSION OF THE MULTIMANAGER SMALL CAP GROWTH PORTFOLIO, THE MULTIMANAGER SMALL CAP VALUE PORTFOLIO, AND THE MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO TO A FUND-OF-FUNDS STRUCTURE

Shareholders of the Portfolios are being asked to approve the conversion of the Portfolios to a fund-of-funds structure. Although shareholder approval of the Proposed Conversions themselves is not required under applicable law, the Board determined that shareholder action is appropriate in light of the significance of the changes that will result from the Proposed Conversions.

If shareholders approve the Proposed Conversions, each Portfolio will operate as a fund-of-funds that will initially seek to achieve its investment objective by investing primarily in Underlying Portfolios of EQAT that are managed in the same or a substantially similar manner as the corresponding allocated portions of the Portfolios, and, in some cases, managed by the same sub-adviser. The Underlying Portfolios in which the Portfolios will invest after the Proposed Conversions may include each of the mutual funds that are in the same family of funds as the Trust, other than mutual funds that operate as funds-of-funds, with certain exceptions as provided by applicable law. In addition to investing in the Underlying Portfolios, each Portfolio may invest, to the extent permitted by applicable law, in Unaffiliated Funds (except in certain cases those structured as funds-of-funds), including Underlying ETFs. Each Portfolio would be able to add new Underlying Portfolios, Unaffiliated Funds and Underlying ETFs or replace or eliminate existing Underlying Portfolios, Unaffiliated Funds or Underlying ETFs in which it may invest at any time without shareholder approval.

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In addition, each Portfolio will retain the ability to invest directly in equity and debt securities and derivatives to the extent permitted under the relevant rules adopted by the SEC or relevant SEC exemptive relief obtained by the Trust. FMG LLC anticipates that it will seek to engage in direct investments if it determines that it would be more efficient to alter the investment exposures of a Portfolio, consistent with that Portfolio’s investment objective and investment strategies, by making direct investments rather than purchasing or selling shares of Underlying Portfolios.

Changes to the Portfolios’ Investment Objectives and Strategies

Following the Proposed Conversions, FMG LLC will be responsible for selecting the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs in which to invest each Portfolio’s assets. The Underlying Portfolios in which each Portfolio initially will invest will, in the aggregate, utilize strategies substantially similar to the strategies currently used, resulting in a substantially similar investment exposure immediately after the Proposed Conversion. While the investment objectives, strategies and techniques should be similar, the operational structure, as well as the costs and expenses, may be different. For more information on the Underlying Portfolios in which the Portfolios may initially invest immediately after the Proposed Conversions, see Exhibit D.

Multimanager Small Cap Growth Portfolio

The Board-approved change in the investment objective of the Small Cap Growth Portfolio will be implemented at the time of the Proposed Conversion as follows:

Current Investment Objective	New Investment Objective
Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Seeks to achieve long-term growth of capital.

Currently, the Small Cap Growth Portfolio utilizes futures and options, such as exchange-traded futures and options contracts on securities indices, to manage the Portfolio’s equity exposure when market volatility increases above specific thresholds. It is anticipated that the Small Cap Growth Portfolio will discontinue using this strategy effective on or before April 30, 2014; however, it will continue to have the option to invest in Underlying Portfolios, Unaffiliated Funds and Underlying ETFs that employ volatility management techniques. The change in investment objective removing the “emphasis on risk-adjusted returns and managing volatility in the Portfolio” will be implemented at the time of the Proposed Conversion, but was approved by the Board independent of the Proposed Conversion, and will be implemented whether or not the Proposed Conversion is approved.

The Small Cap Growth Portfolio currently pursues its investment objective by, under normal circumstances, investing at least 80% of its net assets, plus borrowings for

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investment purposes, in equity securities of U.S. small-capitalization companies. For purposes of the Small Cap Growth Portfolio, small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000® Index at the time of investment (as of December 31, 2013, the market capitalization of companies included in this index ranged from approximately $9.8 million to $5.3 billion). The Small Cap Growth Portfolio currently may invest up to approximately 20% of its net assets in foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies. Under normal circumstances, approximately 50% of the Small Cap Growth Portfolio’s net assets are managed to track the performance (before fees and expenses) of the Russell 2000® Growth Index and approximately 50% of its net assets are actively managed.

Following the Proposed Conversion, the Small Cap Growth Portfolio generally will continue to invest in accordance with the principal investment strategies outlined above, except that it will pursue its investment objective by purchasing shares of the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs (comprising various asset categories and strategies), which in turn will invest directly in securities of companies and other issuers. The Small Cap Growth Portfolio will modify its 80% investment policy so that after the Proposed Conversion, the Small Cap Growth Portfolio will invest in Underlying Portfolios, Unaffiliated Funds and Underlying ETFs such that 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in equity securities of small-capitalization companies (which may include derivatives exposure to equity securities of small-capitalization companies). For purposes of this Portfolio, small-capitalization companies are companies with a market capitalization that is similar to or below the highest market capitalization range of the Russell 2000® Index at the time of investment (approximately $5.3 billion as of December 31, 2013). This range includes securities considered to be “micro-capitalization” securities, in addition to “small-capitalization” securities. Effective upon its Proposed Conversion, the Small Cap Growth Portfolio’s aggregate investment exposure to actively managed micro-capitalization stocks is anticipated to be substantially similar to its investment exposure immediately before the Proposed Conversion (initially anticipated to be approximately 10-15% of net assets). Effective upon its Proposed Conversion, the Small Cap Growth Portfolio will modify its asset categories to create investment exposure (initially anticipated to be approximately 10-15% of net assets) to passively managed (i.e., seeking to track an index) micro-capitalization stocks. It is anticipated that the initial aggregate exposure to micro-capitalization stocks will be approximately 20-30% of the Portfolio’s net assets. The Portfolio will achieve this investment exposure through its investment in an Underlying Portfolio that includes a passively managed portion that seeks to track the performance (before fees and expenses) of the Russell Microcap® Index. In addition, after the Proposed Conversion, the specific percentage limitations with respect to foreign securities, passively managed assets and actively managed assets noted in the preceding paragraph will no longer apply; however, the aggregate investment exposure of the Small Cap Growth Portfolio immediately after the Proposed Conversion is expected to be substantially similar to its investment exposure immediately before the Proposed Conversion.

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FMG LLC will select the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs in which to invest the Small Cap Growth Portfolio’s assets to represent a reasonable spectrum of investment options for the Small Cap Growth Portfolio. In selecting Underlying Portfolios, Unaffiliated Funds and Underlying ETFs, FMG LLC will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. FMG LLC may add new Underlying Portfolios, Unaffiliated Funds and Underlying ETFs or replace or eliminate existing Underlying Portfolios, Unaffiliated Funds and Underlying ETFs without shareholder approval.

For purposes of complying with the 80% policy identified above, FMG LLC will identify Underlying Portfolios, Unaffiliated Funds and Underlying ETFs in which to invest by reference to such Underlying Portfolio’s, Unaffiliated Fund’s or Underlying ETF’s name and investment policies at the time of investment. An Underlying Portfolio, Unaffiliated Fund or Underlying ETF that changes its name or investment policies subsequent to the time of the Small Cap Growth Portfolio’s investment may continue to be considered an appropriate investment for purposes of the 80% policy. For purposes of asset class and asset category target allocations, where an Underlying Portfolio, Unaffiliated Fund or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), FMG LLC may, in its discretion, assign an Underlying Portfolio, Unaffiliated Fund, or Underlying ETF to one or more asset classes or categories.

FMG LLC currently allocates the Small Cap Growth Portfolio’s assets among three actively managed portions sub-advised by Lord Abbett & Co. LLC (“Lord Abbett”), Morgan Stanley Investment Management, Inc. (“Morgan Stanley”) and NorthPointe Capital LLC (“NorthPointe”), respectively, and one passively managed portion sub-advised by BlackRock Investment Management LLC (“BlackRock”), which seeks to track the performance (before fees and expenses) of the Russell 2000® Growth Index. Prior to the Proposed Conversion, it is anticipated that NorthPointe will be terminated and the assets allocated to it will be liquidated and reallocated to one or more of the Small Cap Growth Portfolio’s other sub-advisers.

Three of the current sub-advisers to the Small Cap Growth Portfolio, Lord Abbett, Morgan Stanley and BlackRock, will serve as sub-advisers to the two Underlying Portfolios in which the Portfolio will initially invest, each using substantially similar investment strategies and styles. In connection with the Proposed Conversion, the Small Cap Growth Portfolio will invest initially in the AXA/Lord Abbett Micro Cap Portfolio and the AXA/Morgan Stanley Small Cap Growth Portfolio, each a portfolio of EQAT. Each of these Underlying Portfolios will consist of an actively managed portion sub-advised by Lord Abbett or Morgan Stanley, respectively, and a passively managed portion sub-advised by BlackRock that seeks to track the performance (before fees and expenses) of the Russell Microcap® Index or the Russell 2000® Growth Index, respectively.

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Multimanager Small Cap Value Portfolio

The Board-approved change in the investment objective of the Small Cap Value Portfolio, will be implemented at the time of the Proposed Conversion as follows:

Current Investment Objective	New Investment Objective
Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio	Seeks to achieve long-term growth of capital.

Currently, the Small Cap Value Portfolio utilizes futures and options, such as exchange-traded futures and options contracts on securities indices, to manage the Portfolio’s equity exposure when market volatility increases above specific thresholds. It is anticipated that the Small Cap Value Portfolio will discontinue using this strategy effective on or before April 30, 2014; however, it will have the option to invest in Underlying Portfolios, Unaffiliated Funds and Underlying ETFs that employ volatility management techniques. The change in investment objective removing the “emphasis on risk-adjusted returns and managing volatility in the Portfolio” will be implemented at the time of the Proposed Conversion, but was approved by the Board independent of the Proposed Conversion, and will be implemented whether or not the Proposed Conversion is approved.

The Small Cap Value Portfolio currently pursues its investment objective by, under normal circumstances, investing at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies. For purposes of the Small Cap Value Portfolio, small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2500™ Index at the time of investment (as of December 31, 2013, the market capitalization of companies included in this index ranged from approximately $9.8 million to $10.4 billion). The Small Cap Value Portfolio currently may invest up to approximately 20% of its net assets in foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies. Under normal circumstances, approximately 50% of the Small Cap Value Portfolio’s net assets are managed to track the performance (before fees and expenses) of the Russell 2000® Value Index and approximately 50% of its net assets are actively managed.

Following the Proposed Conversion, the Small Cap Value Portfolio generally will continue to invest in accordance with the principal investment strategies outlined above, except that it will pursue its investment objective by purchasing shares of the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs (comprising various asset categories and strategies), which in turn will invest directly in securities of companies and other issuers. The Small Cap Value Portfolio will modify its 80% investment policy so that after the Proposed Conversion, the Small Cap Value Portfolio will invest in Underlying Portfolios, Unaffiliated Funds and Underlying ETFs such that 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in equity securities of small-capitalization companies (which may include derivatives exposure to equity securities of small-capitalization companies). For purposes of this Portfolio, small

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capitalization companies are companies with a market capitalization that is similar to or below the highest market capitalization range of the Russell 2000® Index at the time of investment (approximately $5.3 billion as of December 31, 2013). In addition, after the Proposed Conversion, the specific percentage limitations with respect to foreign securities, passively managed assets and actively managed assets noted in the preceding paragraph will no longer apply; however, the aggregate investment exposure of the Small Cap Value Portfolio immediately after the Proposed Conversion is expected to be substantially similar to its investment exposure immediately before the Proposed Conversion.

FMG LLC will select the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs in which to invest the Small Cap Value Portfolio’s assets to represent a reasonable spectrum of investment options for the Small Cap Value Portfolio. In selecting Underlying Portfolios, Unaffiliated Funds and Underlying ETFs, FMG LLC will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. FMG LLC may add new Underlying Portfolios, Unaffiliated Funds and Underlying ETFs or replace or eliminate existing Underlying Portfolios, Unaffiliated Funds and Underlying ETFs without shareholder approval.

For purposes of complying with the 80% policy identified above, FMG LLC will identify Underlying Portfolios, Unaffiliated Funds and Underlying ETFs in which to invest by reference to such Underlying Portfolio’s, Unaffiliated Fund’s or Underlying ETF’s name and investment policies at the time of investment. An Underlying Portfolio, Unaffiliated Fund or Underlying ETF that changes its name or investment policies subsequent to the time of the Small Cap Value Portfolio’s investment may continue to be considered an appropriate investment for purposes of the 80% policy. For purposes of asset class and asset category target allocations, where an Underlying Portfolio, Unaffiliated Fund or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), FMG LLC may, in its discretion, assign an Underlying Portfolio, Unaffiliated Fund, or Underlying ETF to one or more asset classes or categories.

FMG LLC currently allocates the Small Cap Value Portfolio’s assets among three actively managed portions sub-advised by Franklin Advisory Services, LLC (“Franklin”), Horizon Asset Management LLC (“Horizon”) and Pacific Global Investment Management Company (“Pacific Global”), respectively, and one passively managed portion sub-advised by BlackRock Investment Management, LLC (“BlackRock”), which seeks to track the performance (before fees and expenses) of the Russell 2000® Value Index. Prior to the Proposed Conversion, it is anticipated that Franklin will be terminated and the assets allocated to it will be liquidated and reallocated to one or more of the Small Cap Value Portfolio’s other sub-advisers.

Three of the current sub-advisers to the Small Cap Value Portfolio, Horizon, Pacific Global and BlackRock, will serve as sub-advisers to the two Underlying Portfolios in which it will initially invest, each using substantially similar investment strategies and

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styles. In connection with the Proposed Conversion, the Small Cap Value Portfolio will invest initially in the AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio, each a portfolio of EQAT. Each of these Underlying Portfolios will consist of an actively managed portion managed by Horizon or Pacific Global, respectively, and a passively managed portion sub-advised by BlackRock that will seek to track the performance (before fees and expenses) of the Russell 2000® Value Index.

Multimanager Multi-Sector Bond Portfolio

The Bond Portfolio’s current investment objective, which is to seek to achieve high total return through a combination of current income and capital appreciation, will not change as a result of the Proposed Conversion.

The Bond Portfolio currently pursues its investment objective by, under normal circumstances, investing at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds, including investment grade bonds and bonds that are rated below investment grade (so called “junk bonds”). For purposes of this investment policy, debt securities and derivatives exposure to bonds are considered to be “bonds.” The Bond Portfolio currently may invest up to 20% of its total assets in junk bonds. The Bond Portfolio’s foreign currency exposure is currently normally limited to 10% of its total assets. The Bond Portfolio currently may invest up to 50% of its assets in derivatives. Under normal circumstances, approximately 70% of the Bond Portfolio’s net assets are managed to track the performance of the Barclays Intermediate U.S. Government/Credit Index and approximately 30% of its net assets are actively managed.

Following the Proposed Conversion, the Bond Portfolio generally will continue to invest in accordance with the principal investment strategies outlined above, except that it will pursue its investment objective by purchasing shares of the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs (comprising various asset categories and strategies), which in turn will invest directly in securities of companies and other issuers. The Bond Portfolio will modify its 80% investment policy so that after the Proposed Conversion, it will invest in Underlying Portfolios and Underlying ETFs such that 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in a diversified mix of bonds, including investment grade bonds and junk bonds. In addition, after the Proposed Conversion, the specific percentage limitations with respect to junk bonds, foreign currency exposure, derivatives, passively managed assets and actively managed assets, stated above, will no longer apply. However, the Bond Portfolio will continue to invest in substantially the same categories of assets, and its asset allocation targets will remain comparable to what they are currently. Accordingly, the aggregate investment exposure of the Bond Portfolio immediately after the Proposed Conversion is expected to be substantially similar to its investment exposure immediately before the Proposed Conversion.

FMG LLC will select Underlying Portfolios, Unaffiliated Funds and Underlying ETFs in which to invest the Bond Portfolio’s assets. In selecting Underlying Portfolios, Unaffiliated Funds and Underlying ETFs, FMG LLC will utilize a proprietary

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investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. FMG LLC may add new Underlying Portfolios, Unaffiliated Funds and Underlying ETFs or replace or eliminate existing Underlying Portfolios, Unaffiliated Funds and Underlying ETFs without shareholder approval.

For purposes of complying with the 80% policy identified above, FMG LLC will identify Underlying Portfolios, Unaffiliated Funds and Underlying ETFs by reference to such Underlying Portfolio’s, Unaffiliated Fund’s or Underlying ETF’s name and investment policies at the time of investment. An Underlying Portfolio, Unaffiliated Fund or Underlying ETF that changes its name or investment policies subsequent to the time of the Bond Portfolio’s investment may continue to be considered an appropriate investment for purposes of the 80% policy. For purposes of asset class and asset category target allocations, where an Underlying Portfolio, Unaffiliated Fund or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond or high yield bond asset categories), FMG LLC may, in its discretion, assign an Underlying Portfolio, Unaffiliated Fund, or Underlying ETF to one or more asset classes or categories.

FMG LLC currently allocates the Bond Portfolio’s assets among two actively managed portions sub-advised by Pacific Investment Management Company (“PIMCO”) and Post Advisory Group, LLC (“Post”), respectively, and one passively managed portion sub-advised by SSgA Funds Management, Inc. (“SSgA”), which seeks to track the performance (before fees and expenses) of the Barclays Intermediate U.S. Government/Credit Index.

Each of the current sub-advisers to the allocated portions of the Bond Portfolio, PIMCO, Post and SSgA, will serve (or continue to serve) as sub-advisers to the Underlying Portfolios in which the Portfolios initially will invest, each using substantially similar investment strategies and styles. In connection with the Proposed Conversion, the Bond Portfolio will invest initially in the EQ/Quality Bond PLUS Portfolio (sub-advised by PIMCO and AllianceBernstein LP), EQ/High Yield Bond Portfolio (currently sub-advised by AXA Investment Managers, Inc., with Post to be added as an additional sub-adviser at or before the time of the Proposed Conversion), and EQ/Core Bond Index Portfolio (sub-advised by SSgA), each a portfolio of EQAT.

Changes to the Portfolios’ Risk Profiles Associated with the Proposed Conversions

Because each Portfolio’s aggregate investment exposure immediately following the Proposed Conversions is intended to remain substantially similar to its prior investment exposure, the Proposed Conversions should not result in any significant change to the overall risk profiles of the Portfolios. The key difference between the risk profiles of the Portfolios in their current structure and as funds-of-funds is the manner in which they will be exposed to the risks associated with their investments. Currently, the Portfolios are exposed to investment risks by virtue of investing directly in securities of individual

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operating companies and other issuers. Following the Proposed Conversions, the Portfolios will be exposed to the risks associated with the securities held by the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs in which they invest. Additionally, on or about the time the Proposed Conversions are implemented, the Small Cap Growth Portfolio and Small Cap Value Portfolio will no longer employ the volatility management strategy they currently may employ.

While the Underlying Portfolios will be under common management with the Portfolios, the Unaffiliated Funds and Underlying ETFs will not. In managing a Portfolio that invests in Underlying Portfolios, Unaffiliated Funds and Underlying ETFs, FMG LLC will have the authority to select and substitute the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs. FMG LLC may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Underlying Portfolios, Unaffiliated Funds and Underlying ETFs because it (and in certain cases its affiliates) earn fees for managing and administering the Underlying Portfolios, but not the Unaffiliated Funds or Underlying ETFs. In addition, FMG LLC may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue and profits it earns from some of the Underlying Portfolios may be higher than the revenue and profits it earns from other Underlying Portfolios and because FMG LLC is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. Consistent with its fiduciary duties, FMG LLC seeks to implement each Portfolio’s and each affiliated Underlying Portfolio’s investment program in a manner that is in the best interest of that Portfolio, and that is consistent with its investment objective, policies and strategies.

Currently, each Portfolio could retain as a sub-adviser any adviser registered with the SEC under the 1940 Act. As a fund-of-funds, the Portfolio would be limited in its exposure to advisers by those selected to be sub-advisers to Underlying Portfolios and those managing Unaffiliated Funds. Investments in Unaffiliated Funds would be limited according to the restrictions provided in Section 12 of the 1940 Act and the rules thereunder.

Changes to Portfolio Management

Following the Proposed Conversions, the sub-advisers to the Portfolios will be terminated and FMG LLC will be responsible for selecting the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs in which the Portfolios may invest. The day-to-day management of each Portfolio after the Proposed Conversions will be performed by Kenneth T. Kozlowski, Alwi Chan, and Xavier Poutas of FMG LLC. These are the same individuals who currently select, monitor and oversee sub-advisers, allocate assets among each of the Portfolio’s allocated portions, and select investments in ETFs, where applicable, for each of the Portfolios, and more information for each of them, as well as for FMG LLC can be found in the below section entitled “Information About FMG LLC.” While the current sub-advisers to the Portfolios will no longer serve as sub-advisers to the Portfolios following the Proposed Conversions, some of them will serve as sub-advisers to the Underlying Portfolios in which the Portfolios may invest.

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Impact on the Portfolios’ Fees and Expenses

It is anticipated that the gross and net total annual operating expense ratios of each class of shares of each Portfolio, excluding the fees and expenses of the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs in which a Portfolio will invest, will be lower after the Proposed Conversions than they were for the last fiscal year. This is due to (1) the lower management fee that would be payable to FMG LLC under the Proposed Management Agreement and (2) FMG LLC’s agreement to cap each Portfolio’s the total annual operating expenses, each as discussed in more detail below.

However, after the Proposed Conversions, each Portfolio will indirectly bear fees and expenses charged by the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs in which it invests (including management fees), in addition to the Portfolio’s direct fees and expenses. When the fees and expenses of the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs are included, it is anticipated that the gross and net total annual operating expense ratios of each class of shares of each Portfolio will be higher after the Proposed Conversions than they were for the last fiscal year. The table on pages 18-20 shows the current and pro forma operating expenses of each Portfolio.

Name Changes

In connection with the Proposed Conversions, the Portfolios will change their names from “Multimanager Small Cap Growth Portfolio,” “Multimanager Small Cap Value Portfolio” and “Multimanager Multi-Sector Bond Portfolio” to “CharterSM Small Cap Growth Portfolio,” “CharterSM Small Cap Value Portfolio” and “CharterSM Multi-Sector Bond Portfolio,” respectively. The change to each Portfolio’s name is contingent upon shareholder approval of the Proposal that relates to that Portfolio.

Benchmarks

If shareholders approve the Proposed Conversions, the Portfolios’ benchmarks will remain the same. The benchmark for the Small Cap Growth Portfolio will remain the Russell 2000® Growth Index, the benchmark for the Small Cap Value Portfolio will remain the Russell 2000® Value Index, and the benchmark for the Bond Portfolio will remain the Barclays Intermediate U.S. Government/Credit Index.

Implementation of the Proposed Conversions

Each Portfolio intends to transition to a fund-of-funds structure as quickly as possible following approval by shareholders of the Proposed Conversions. To the extent practicable, each Portfolio will implement its Proposed Conversion by transferring all or a portion of the securities it holds to various Underlying Portfolios in exchange for their shares. By making such “in-kind” transfers for shares of Underlying Portfolios, the Portfolios and the Underlying Portfolios will avoid incurring duplicative brokerage and other costs that otherwise would result if the Portfolios were to sell securities in the open market and use the proceeds to purchase shares of the Underlying Portfolios, which would in turn purchase the same securities in the open market with such cash. Furthermore, these in-kind transactions will minimize disruption in the markets for the

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underlying securities that might otherwise result from open market sales of such securities by the Portfolios and contemporaneous purchases of such securities by the Underlying Portfolios. A portion of a Portfolio may be liquidated and the cash proceeds used to buy shares of Underlying Portfolios.

Generally, the in-kind transfers will be limited to those securities held by a Portfolio that also are held by, or are otherwise suitable in type and amount for, an Underlying Portfolio and are consistent with the investment objectives and policies of the Underlying Portfolio. All securities transferred as part of the in-kind transactions will be valued by a Portfolio (for purposes of determining the number of shares of an Underlying Portfolio to be issued to the Portfolio) at the same prices used in determining the Portfolio’s net asset value per share and the Underlying Portfolio’s net asset value per share. Accordingly, the in-kind transfers should not result in dilution of the interests of any shareholder of the Portfolios or of any Underlying Portfolio.

The 1940 Act generally prohibits purchases and sales of securities or other property between a registered investment company, such as each Portfolio, and an affiliated party, such as an Underlying Portfolio. However, the SEC staff has issued interpretive guidance permitting purchases in-kind of investment company shares by affiliates in a variety of circumstances, subject to certain conditions. The Portfolios and the Underlying Portfolios will effect the in-kind transfers in accordance with procedures adopted by the Board, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust and who are not parties to or interested persons of any party to the Proposed Conversions and Proposed Management Agreement (the “Independent Trustees”). These procedures are based upon SEC staff interpretive guidance and require, among other things, that the in-kind transactions (1) will not result in dilution to the interests of the shareholders of any Portfolio or Underlying Portfolio, (2) will be appropriate in type and amount for the Underlying Portfolios, and (3) will ensure that each Portfolio or Underlying Portfolio participating in the transactions uses the same procedures for determining its net asset value per share, which procedures also would be used in determining the value of the transferred securities.

At or before the time the Proposed Conversions occur, it is anticipated that the net assets of each Portfolio will decrease as a result of redemptions from the Portfolios by certain of the Trust’s other funds that currently invest in the Portfolios. These redemptions would be necessary due to regulatory limitations under the 1940 Act on the ability of those other funds to invest in the Portfolios in their new funds-of-funds structure. In general, a decrease in the assets of a Portfolio would tend to result in an increase in the Portfolio’s expense ratio, particularly where the decrease in assets is significant. Please see the tables included in the section entitled “Comparison of the Current and Proposed Management Agreements – Reduction in Investment Management Fee” for more information about the current and pro forma fees of the Portfolios.

Tax Consequences of the Proposed Conversions

To implement its Proposed Conversion, each Portfolio intends to make in-kind transfers of the securities it then holds to Underlying Portfolios in which it initially will invest.

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It is currently anticipated that the transfers by the Small Cap Growth Portfolio and the Small Cap Value Portfolio will be to newly created Underlying Portfolios that the respective Portfolio and other, contemporaneous transferors collectively will “control” (i.e., the Portfolio and those transferors will own at least 80% of the Underlying Portfolio’s voting shares and at least 80% of all its other shares, if any). Accordingly, it is anticipated that the Small Cap Growth Portfolio’s and the Small Cap Value Portfolio’s in-kind transfers of securities to their respective Underlying Portfolios will be accomplished without the recognition of gain or loss for federal income tax purposes.

It is currently anticipated that the transfers by the Bond Portfolio will be to existing Underlying Portfolios, and that the Bond Portfolio will not control them. Thus it is anticipated that the Bond Portfolio’s in-kind transfer of securities to its Underlying Portfolios, as well as any Portfolio’s sale or other disposition (other than in-kind transfers) of securities in connection with its Proposed Conversion, will be taxable (i.e., will result in recognition for those purposes of gain or loss on the securities that are disposed of).

To continue to qualify for “pass-through” treatment as a “regulated investment company” for federal tax purposes (and thereby avoid federal income tax liability), a Portfolio would need to increase the amount of any distribution it must make to its shareholders (i.e., one or more Separate Accounts) by the amount of any net gains it recognizes on those taxable dispositions. However, no Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in one or more of the Portfolios will recognize any gain or loss for those purposes as a result of the Proposed Conversions.

Potential Benefits of the Conversions to FMG LLC and its Affiliates

FMG LLC and its affiliates may realize benefits in connection with the Proposed Conversions, including (i) advisory fees from each Underlying Portfolio and (ii) administrative fees from each Underlying Portfolio. However, the Proposed Conversions also will result in a significant reduction in advisory fees payable by each Portfolio to FMG LLC, as further described in Proposals 1(b), 2(b) and 3(b) below. In addition, as also further described below, FMG LLC has agreed to waive its management, administrative or other fees and/or pay expenses of each Portfolio as necessary so that the annual fund operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of investment companies and other investment vehicles in which the Portfolio will invest, and certain other expenses) do not exceed the annualized rates of 0.65% for Class A and Class B shares, and 0.40% for Class K shares of each Portfolio, as shown in the table reflecting the Portfolios’ current and pro forma fees and expenses, included at pages 18-20. As a result, the total expense ratio of each Portfolio will be limited to the amount currently in place for the Trust’s other fund-of-funds portfolios that operate similarly to how the Portfolios will operate as funds-of-funds (the “Current Charter Portfolios”) (excluding for these purposes the Portfolio’s pro rata share of expenses of the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs in which the Portfolio invests). Pursuant to this expense limitation agreement, FMG LLC may be reimbursed the amount of any such payment or waivers in the future provided that the payments or waivers are reimbursed

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within three years of the payments or waivers being made and the combination of each Portfolio’s expense ratio and such reimbursements do not exceed that Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and FMG LLC has recouped any eligible previous payments or waivers made, the Portfolios will be charged such lower expenses. As noted above, including the Portfolios’ allocable shares of expenses incurred by the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs, the pro forma expense ratios of the Portfolios as funds-of-funds exceed the expense ratios of the Portfolios in their current form. Please refer to the section entitled “Reduction in Investment Management Fee” and to the table reflecting the Portfolios’ current and pro forma fees and expenses included at pages 18-20. Moreover, FMG LLC has agreed to implement expense limitation agreements for each of the Underlying Portfolios.

Board Considerations

At a meeting of the Board held on December 4, 2013, FMG LLC recommended the conversion of the Portfolios into funds-of-funds. At the meeting, FMG LLC informed the Board that it believed that, if approved and implemented, the Proposed Conversions may result in greater diversification and operational and investment efficiencies that, over time, may improve the long-term viability of the Portfolios to the benefit of shareholders.

In determining whether to approve each Proposed Conversion with respect to the Portfolios and recommend its approval to shareholders, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, considered the following factors, among others:

•

The Proposed Conversions will permit shareholders invested in each Portfolio to continue to allocate amounts to a Portfolio that pursues a similar or identical investment objective and a substantially similar investment mandate, while offering the potential for better growth prospects and greater opportunities for portfolio diversification through investments in the Underlying Portfolios (and potentially Unaffiliated Funds and Underlying ETFs);

•

The Proposed Conversions would facilitate the offering of the Portfolios as investment options in new and additional variable insurance contracts and policies and in other distribution channels, which may be expected to result in greater asset retention and growth;

•

FMG LLC will continue to serve as the investment manager of each Portfolio following the conversion to a fund-of-funds structure, and many of the sub-advisers that currently sub-advise the Portfolios will sub-advise the Underlying Portfolios in which the Portfolios initially will invest immediately after the Proposed Conversions using the same or substantially similar investment mandates;

•

Although the Portfolios’ total operating expense ratios, including the Portfolios’ pro rata share of expenses of the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs in which the Portfolios will invest, will increase

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as a result of the Proposed Conversions, the Proposed Conversions are expected to result in a reduction in the Portfolios’ gross expense ratios (excluding indirect expenses) as a result of: (1) the reduction in the management fee of each Portfolio in light of the different services that would be provided by FMG LLC, and (2) FMG LLC’s agreement to maintain in place for at least one year after the Proposed Conversions an expense limitation agreement, as described above, which should help sustain the long-term viability of each such Portfolio.

•

To the extent practicable, each Portfolio will implement the conversion to a fund-of-funds structure by making in-kind purchases of shares of the Underlying Portfolios, which will avoid incurring duplicative brokerage costs or other transaction costs and minimize disruption in the markets for the underlying securities to be transferred; and

•

Although any disposition of securities to implement the Proposed Conversions may result in the recognition of net taxable gains for one or more Portfolios, the Proposed Conversions will not have any adverse tax results for Contractholders.

Board Approval and Recommendation

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, voted unanimously to approve the Proposed Conversions and to recommend that the shareholders of the Portfolios also approve the Proposed Conversions.

The Trustees recommend that the shareholders of the Small Cap Growth Portfolio, Small Cap Value Portfolio and Bond Portfolio vote “FOR” Proposals 1(a), 2(a) and 3(a), as applicable.

*            *            *             *            *

PROPOSALS 1(b), 2(b) AND 3(b): TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN EACH PORTFOLIO AND FMG LLC THAT WILL RESULT IN A DECREASE IN EACH PORTFOLIO’S MANAGEMENT FEE PAYABLE TO FMG LLC

In connection with the Proposed Conversions, the Board approved seeking shareholder approval of the Proposed Management Agreement between the Trust and FMG LLC with respect to the Portfolios. The Proposed Management Agreement, the terms of which would mirror the current management agreement for the Current Charter Portfolios, would reduce the contractual management fee for each Portfolio, and would more clearly reflect the services FMG LLC would provide in managing each Portfolio as a fund-of-funds rather than selecting and overseeing sub-advisers to invest the Portfolio’s assets. The proposed reduction of the Portfolios’ contractual management fees and the changes to reflect the services provided by FMG LLC are intended to fully reflect the Proposed Conversions. Accordingly, Proposals 1(b), 2(b) and 3(b) are contingent upon shareholder approval of Proposals 1(a), 2(a) and 3(a), respectively. A form of the Proposed Management Agreement is attached hereto as Exhibit A.

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As described above in Proposals 1(a), 2(a) and 3(a), the Board has determined that it would be in the interests of shareholders of each Portfolio to convert each Portfolio to a fund-of-funds structure. In considering the Proposed Conversions, the Board recognized that the services to be performed by FMG LLC in managing the assets of the Portfolios will change as a result of the Proposed Conversions and that the fees payable with respect to such services should change accordingly. In particular, the Board noted that FMG LLC will be responsible for, among other things, the allocation of each Portfolio’s assets among various Underlying Portfolios, Unaffiliated Funds and Underlying ETFs, rather than selecting and overseeing sub-advisers for the Portfolios.

Comparison of the Current and Proposed Management Agreements

FMG LLC, a limited liability company organized in the state of Delaware and a wholly-owned subsidiary of AXA Equitable, has served as the investment manager to the Portfolios (not including any predecessor portfolios) since it commenced operations in May 2011. Prior to May 2011, the Portfolios and their predecessor portfolios were managed by AXA Equitable, a New York Corporation, formerly, the Equitable Life Assurance Society of the United States.

The Current Management Agreement, dated May 1, 2011, was most recently approved by the Board with respect to the Portfolios at a meeting held on July 11-12, 2013 and was approved by written consent by the initial shareholder of the Bond Portfolio on August 15, 2003, and by the initial shareholders of each of the Small Cap Growth and the Small Cap Value Portfolios on May 25, 2007.

The Proposed Management Agreement will differ from the Current Management Agreement in two primary respects: (1) the Proposed Management Agreement more clearly reflects the services FMG LLC would provide in managing each Portfolio as a fund-of-funds rather than selecting and overseeing sub-advisers to invest the Portfolio’s assets, and (2) the fee payable to FMG LLC by each Portfolio under the Proposed Management Agreement will be lower than the fee payable under the Current Management Agreement. Please refer to the section entitled “Reduction in Investment Management Fee” and to the table at pages 18-20 reflecting the Portfolios’ current and pro forma fees and expenses for a description of the impact of the change in this fee and the Proposed Conversions on the Portfolios. Both of these changes stem from the conversion from a multimanager to a fund-of-funds structure, and the result will be that the Proposed Management Agreement will be identical to the current management agreement between FMG LLC and the Trust with respect to the Current Charter Portfolios. All other provisions of the Proposed Management Agreement will remain unchanged from the Current Management Agreement. The Portfolios will be added to the Proposed Management Agreement pursuant to Amendment No. 3 (attached as Exhibit A).

FMG LLC’s Services. The Current Management Agreement provides that FMG LLC will, at its own expense, select and contract with one or more investment sub-advisers to manage the investment operations and composition of each Portfolio and to render investment advice for each Portfolio including the purchase, retention, and disposition of investments securities and cash contained in each Portfolio, while additionally giving FMG LLC full investment discretion to make any determinations with

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respect to the investment of a Portfolio’s assets not then managed by a sub-adviser. As a part of this duty, FMG LLC is responsible for assessing each Portfolio’s investment focus and seeking to implement decisions with respect to the allocation and reallocation of each Portfolio’s assets among one or more sub-advisers from time to time, as FMG LLC deems appropriate, to enable each Portfolio to achieve its investment goals.

The Proposed Management Agreement provides that FMG LLC may, in accordance with the 1940 Act and regulations thereunder, delegate day-to-day advisory duties by contracting with one or more sub-advisers to carry out any and all such duties, but that FMG LLC will generally undertake these duties itself. Pursuant to the Proposed Management Agreement, FMG LLC will formulate and implement a continuous investment program for the Portfolios, which may consist of investing the assets of the Portfolios in other registered investment companies. FMG LLC will be responsible for taking whatever steps are necessary to implement the investment program for the Portfolios by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of each Portfolio’s investment program.

Under both the Current Management Agreement and Proposed Management Agreement, FMG LLC will continue to be obligated to provide or oversee all investment advisory and portfolio management services for each Portfolio and will continue to have overall supervisory responsibility for the general management and investment of each Portfolio’s assets. With the exception of the management fees received by FMG LLC, which will be reduced, as discussed in greater detail below, all other provisions of the Current Management Agreement will be reflected in the Proposed Management Agreement, as is the case with the Current Charter Portfolios.

Current Investment Management Fee. Currently, FMG LLC receives from the Trust on behalf of each Portfolio a fee for its management services equal to an annual contractual rate, expressed as a percentage of each Portfolio’s average daily net assets. The current investment management fee for each Portfolio is outlined in the table below:

Current Management Fee

(as a percentage of average daily net assets)

Portfolio	First $750 Million	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Multimanager Small Cap Growth	0.850%	0.800%	0.775%	0.750%	0.725%
Multimanager Small Cap Value	0.850%	0.800%	0.775%	0.750%	0.725%

Portfolio	First $500 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
Multimanager Multi-Sector Bond	0.550%	0.525%	0.500%	0.480%	0.470%

Reduction in Investment Management Fee. Under the Proposed Management Agreement, the Trust would pay FMG LLC a management fee with respect to each Portfolio in an amount equal to an annual rate of 0.15% of average daily net assets. The Proposed Management Agreement will substantially reduce the management fees

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payable by the Portfolios in recognition of the different services to be performed by FMG LLC in managing the Portfolios as funds-of-funds.

The following table reflects the management fees paid by each Portfolio to FMG LLC for services rendered with respect to the Portfolio for the fiscal year ended December 31, 2013, what the management fees paid would have been for the same period under the Proposed Management Agreement, and the decrease for this time period.

Portfolio	Fee Paid to FMG LLC (current, after fee waiver)	Hypothetical Fee Paid to FMG LLC (Under Proposed Management Agreement and after fee waiver)	Increase/ (Decrease)
Multimanager Small Cap Growth	$4,019,709	$673,666	(83.2)%
Multimanager Small Cap Value	$4,400,508	$735,251	(83.3)%
Multimanager Multi-Sector Bond	$4,745,052	$1,320,204	(72.2)%

For the fiscal year ended December 31, 2013, the aggregate investment management, administration, and distribution fees for the Small Cap Growth, Small Cap Value and Bond Portfolios were $5,268,162, $6,257,020, and $7,684,230 respectively, after fee waiver. The management fees prior to fee waivers were $4,085,555, $4,459,267, and $4,745,052, respectively. The proposed management fees prior to fee waivers would have been $721,785 (a 82.3% decrease), $787,769 (a 82.3% decrease), and $1,320,204 (a 72.2% decrease), respectively.

Upon the conversion of each Portfolio to a fund-of-funds structure, the Portfolio also will pay its pro rata share of expenses of the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs in which the Portfolio will invest. These expenses will be added to each Portfolio’s fee table and will be reflected in the addition of a line item for “Acquired Fund Fees and Expenses.” As noted above, it is anticipated that the gross and net total annual operating expense ratios of each class of shares of each Portfolio, excluding Acquired Fund Fees and Expenses, will be lower after the Proposed Conversions than they were for the last fiscal year. However, when Acquired Fund Fees and Expenses are included, it is anticipated that the gross and net total annual operating expense ratios of each class of shares of each Portfolio will be higher after the Proposed Conversions than they were for the last fiscal year. The table below shows the current annual fees and expenses of the shares of each Portfolio and the higher estimated pro forma fees and expenses of the shares of each Portfolio assuming approval of the Proposed Conversion and the Proposed Management Agreement.

Shareholder Fees

(fees paid directly from your investment)

Multimanager Small Cap Growth Portfolio	Not applicable
Multimanager Small Cap Value Portfolio	Not applicable
Multimanager Multi-Sector Bond Portfolio	Not applicable

The following table shows current annual fund expense ratios (as of December 31, 2013) for each Portfolio as a percentage of average daily net assets, both before (total) and

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after (net) fee waivers and expense reimbursements. The pro forma operating expenses show the anticipated effects, if any, of the Proposed Conversions and Proposed Management Agreement on both total and net annual operating expenses (as of December 31, 2013), using the allocation of assets to Underlying Portfolios that is proposed to be used initially.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

Portfolio	Current Fees and Expenses			Pro Forma Fees and Expenses(3)
	Class A	Class B	Class K	Class A	Class B	Class K
Multimanager Small Cap Growth Portfolio
Management Fee	0.85%	0.85%	0.85%	0.15%	0.15%	0.15%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.25%	0.25%	0.00%
Other Expenses	0.22%	0.22%	0.22%	0.40%	0.40%	0.40%
Acquired Fund Fees and Expenses(1)	N/A	N/A	N/A	1.01%	1.01%	1.01%
Total Annual Portfolio Operating Expenses	1.32%	1.32%	1.07%	1.81%	1.81%	1.56%
Less Waivers(2)	-0.02%	-0.02%	-0.02%	-0.15%	-0.15%	-0.15%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	1.30%	1.05%	1.66%	1.66%	1.41%

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Portfolio	Current Fees and Expenses			Pro Forma Fees and Expenses(3)
	Class A	Class B	Class K	Class A	Class B	Class K
Multimanager Small Cap Value Portfolio
Management Fee	0.85%	0.85%	0.85%	0.15%	0.15%	0.15%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.25%	0.25%	0.00%
Other Expenses	0.23%	0.23%	0.23%	0.29%	0.29%	0.29%
Acquired Fund Fees and Expenses(1)	N/A	N/A	N/A	0.95%	0.95%	0.95%
Total Annual Portfolio Operating Expenses	1.33%	1.33%	1.08%	1.64%	1.64%	1.39%
Less Waivers(2)	-0.03%	-0.03%	-0.03%	-0.04%	-0.04%	-0.04%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	1.30%	1.05%	1.60%	1.60%	1.35%
Multimanager Multi-Sector Bond Portfolio
Management Fee	0.54%	0.54%	0.54%	0.15%	0.15%	0.15%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.25%	0.25%	0.00%
Other Expenses	0.21%	0.21%	0.21%	0.31%	0.31%	0.31%
Acquired Fund Fees and Expenses(1)	N/A	N/A	N/A	0.56%	0.56%	0.56%
Total Annual Portfolio Operating Expenses	1.00%	1.00%	0.75%	1.27%	1.27%	1.02%
Less Waivers(2)	0.00%	0.00%	0.00%	-0.06%	-0.06%	-0.06%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.00%	0.75%	1.21%	1.21%	0.96%

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(1)	The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Portfolio directly. These fees and expenses include the Portfolio’s pro rata share of the cumulative expenses charged by the underlying funds in which the Portfolio would invest. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular underlying funds. These fees are reflected in the table above.
(2)	In the interest of limiting the expenses of each Portfolio for at least one year following the Proposed Conversions, anticipated to be until April 30, 2015 (unless the Board consents to an earlier revision or termination of this arrangement), FMG LLC has agreed to enter into a written expense limitation agreement with the Trust, under which it will make payments or waive its management and administrative or other fees so that the annual fund operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of investment companies and other investment vehicles in which the Portfolio will invest, and certain other expenses) do not exceed the annualized rate of 0.65% for the Class A and Class B shares, and 0.40% for Class K shares, of each respective Portfolio.
(3)	“Other Expenses” have been restated to reflect current fees.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in each of the Portfolios with the cost of investing in other portfolios. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The Expense Limitation Agreement is not continued.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multimanager Small Cap Growth Portfolio
Actual Class A Shares	$132	$416	$722	$1,588
Actual Class B Shares	$132	$416	$722	$1,588
Actual Class K Shares	$107	$338	$588	$1,304
Pro Forma Class A	$169	$555	$966	$2,114
Pro Forma Class B	$169	$555	$966	$2,114
Pro Forma Class K	$144	$478	$836	$1,844

	1 Year	3 Years	5 Years	10 Years
Multimanager Small Cap Value Portfolio
Actual Class A Shares	$132	$418	$726	$1,599
Actual Class B Shares	$132	$418	$726	$1,599
Actual Class K Shares	$107	$340	$593	$1,314
Pro Forma Class A	$163	$513	$888	$1,940
Pro Forma Class B	$163	$513	$888	$1,940
Pro Forma Class K	$137	$436	$757	$1,665

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	1 Year	3 Years	5 Years	10 Years
Multimanager Multi-Sector Bond Portfolio
Actual Class A Shares	$102	$318	$552	$1,225
Actual Class B Shares	$102	$318	$552	$1,225
Actual Class K Shares	$77	$240	$417	$930
Pro Forma Class A	$123	$397	$691	$1,529
Pro Forma Class B	$123	$397	$691	$1,529
Pro Forma Class K	$98	$319	$557	$1,242

Other Fee Information

In connection with its approval of the Proposed Conversions, the Board approved certain changes to the Portfolios’ administrative fees and expense limitation arrangements. Shareholder approval is not required for these changes, but the changes are contingent upon shareholder approval of the Proposed Conversions, and will be effected in connection with the implementation of the Proposed Conversions. The changes are intended to align the fees and expenses of the Portfolios, after the Proposed Conversions, with the fees and expenses of the Current Charter Portfolios.

Changes in Administrative Fee. Pursuant to an Administration Agreement with the Trust, FMG LLC, as Administrator, provides the Trust with necessary administrative services and makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, in addition to the management fee, each Portfolio currently pays FMG LLC its proportionate share of an asset-based administration fee equal to the following annual rate, applied to the total average daily net assets of all the multimanager portfolios of the Trust (“Multimanager Portfolios”): 0.15% of the Multimanager Portfolios’ total average daily net assets up to and including $15 billion; 0.125% of the Multimanager Portfolios’ total average daily net assets in excess of $15 billion up to and including $30 billion; and 0.100% of the Multimanager Portfolios’ total average daily net assets in excess of $30 billion, plus an annual flat fee of $32,500 for each Multimanager Portfolio with total average daily net assets of less than $5 billion for the last year. The other included portfolios are: Multimanager Aggressive Equity, Multimanager Technology, Multimanager Core Bond, Multimanager Mid Cap Growth, Multimanager Mid Cap Value, Multimanager International Equity, Multimanager Large Cap Core Equity and Multimanager Large Cap Value Portfolios.

In order to align the administration fee payable to FMG LLC by each Portfolio with the administration fee currently paid by the Current Charter Portfolios, the Board approved, subject to shareholder approval of the Proposed Conversions, an amendment to the Administration Agreement between the Trust and FMG LLC that provides for an annual administrative fee for each Portfolio equal to 0.15% of each Portfolio’s total average daily net assets, plus an annual flat fee of $32,500 per Portfolio.

Changes to Expense Limitation Arrangements. Under each Portfolio’s current Expense Limitation Agreement, FMG LLC has agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of

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each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of any investment companies and other investment vehicles in which the Portfolio will invest, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) do not exceed the following annualized rates: 1.30% for Class A and Class B shares, and 1.05% for Class K shares, of the Small Cap Growth and Small Cap Value Portfolios; and 1.00% for Class A and Class B shares, and 0.75% for Class K shares, of the Bond Portfolio.

In order to align the expense limitation arrangements of the Portfolios with those currently in place for the Current Charter Portfolios, the Board approved, subject to shareholder approval of the Proposed Conversions, an amendment to the Expense Limitation Agreement. FMG LLC has agreed, upon the effectiveness of the amendment to the Expense Limitation Agreement with respect to each Portfolio, which will continue in effect for at least one year after the Proposed Conversions (unless the Board consents to an earlier revision or termination of this arrangement), to make payments or waive its management and administrative and other fees so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of investment companies and other investment vehicles in which the Portfolio will invest, and certain other expenses) do not exceed the annualized rate of 0.65% for Class A and Class B shares, and 0.40% for Class K shares, of each respective Portfolio.

FMG LLC may be reimbursed the amount of any such payments and waivers in the future provided that the payments are reimbursed within three years of the payments or waivers being made and the combination of a Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and FMG LLC has recouped any eligible previous payments or waivers made, the Portfolios will be charged such lower expenses. FMG LLC’s selection of Underlying Portfolios, Unaffiliated Funds and Underlying ETFs may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

Information About FMG LLC

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, currently serves as the investment manager of the Trust. FMG LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended and serves as a CPO with respect to the Small Cap Growth and Small Cap Value Portfolios. FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to the Bond Portfolio. After the Proposed Conversions, FMG LLC will claim this exclusion with respect to each of the Portfolios. FMG LLC is a

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wholly owned subsidiary of AXA Equitable. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc. AXA Financial, Inc. is a wholly owned subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Equitable and AXA Financial, Inc. are located at 1290 Avenue of the Americas, New York, New York 10104. The address for AXA is 25 Avenue Matignon, 75008, Paris — France. FMG LLC serves as the investment adviser to mutual funds and other pooled investment vehicles and as of December 31, 2013 had approximately $103 billion in assets under management.

Kenneth T. Kozlowski, CFP®, CLU, ChFC, Alwi Chan, CFA®, and Xavier Poutas, CFA®, are responsible for the day-to day management of the Portfolio. Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as — Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of the Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds-of-funds currently managed by FMG LLC. Mr. Kozlowski served as Chief Financial Officer of the Trust from December 2002 to June 2007.

Alwi Chan, CFA®, has served as a Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and has served as Director of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds-of-funds currently managed by FMG LLC.

The following table lists the name and principal occupation of the principal executive officer and each director of FMG LLC.

Name and Address	Principal Occupation
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104	Director, President, Chief Executive Officer and Chairman, FMG LLC; Managing Director, AXA Equitable; Senior Vice President, MONY Life Insurance Company of America; Director, MONY Capital Management, Inc.; Director and President, 1740 Advisers, Inc.; Director, MONY International Holdings, LLC.
Brian Walsh Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606	Director and Senior Vice President, FMG LLC; Lead Director, AXA Financial and AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104	Director and Senior Vice President, FMG LLC; Lead Director, AXA Financial and AXA Equitable

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The following table lists the Trustees and officers of the Trust who are also directors, officers or employees of FMG LLC.

Name	Position(s) with the Trust	Position(s) with FMG LLC
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104	Trustee, Chairman, President and Chief Executive Officer	Director, President, Chief Executive Officer and Chairman, FMG LLC.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104	Vice President and Secretary	Executive Vice President and General Counsel of FMG LLC.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104	Chief Compliance Officer, Vice President and Anti- Money Laundering Compliance Officer	Senior Vice President and Chief Compliance Officer of FMG LLC.
Brian Walsh Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606	Chief Financial Officer and Treasurer	Director and Senior Vice President of FMG LLC.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104	Vice President	Director and Senior Vice President of FMG LLC.
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104	Vice President	Executive Vice President and Chief Investment Officer of FMG LLC.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104	Vice President	Senior Vice President and Deputy Chief Investment Officer of FMG LLC.
James Kelly Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606	Controller	Vice President of FMG LLC.
William MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104	Vice President and Assistant Secretary	Senior Vice President, Secretary and Associate General Counsel of FMG LLC.
Gariel Nahoum, Esq. 1290 Avenue of the Americas, New York, New York 10104	Vice President and Assistant Secretary	Vice President, Assistant Secretary and Associate General Counsel of FMG LLC.
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104	Vice President	Vice President of FMG LLC.

As of the date of this proxy statement, FMG LLC does not manage any other funds with similar investment objectives and investment policies as the Portfolios.

Board Consideration of the Proposed Management Agreement

At a meeting held on December 4, 2013, the Board, including those Trustees who are not parties to any Agreement or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), unanimously approved the Proposed Management Agreement with FMG LLC with respect to the Bond Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio.

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In reaching its decision to approve the Proposed Management Agreement with respect to each Portfolio, the Board considered the overall fairness of the Proposed Management Agreement and whether the Proposed Management Agreement was in the best interests of the affected Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio and the Proposed Management Agreement, including, as applicable: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by FMG LLC and its affiliates; (2) the investment performance of the Portfolio on both an absolute and a relative basis; (3) the level of the proposed management fee; (4) the costs of the services to be provided by and the profits to be realized by FMG LLC and its affiliates from their relationships with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale; and (6) the “fall out” benefits to be realized by FMG LLC and its affiliates (i.e., any direct or indirect benefits to be derived by FMG LLC and its affiliates from their relationships with the Trust). In considering the Proposed Management Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared by FMG LLC including memoranda and other materials addressing the factors set out above, and provided to the Trustees in connection with the meeting at which the Board considered the Proposed Conversions and the Proposed Management Agreement and at prior meetings. As applicable, the information provided to the Trustees described, among other things, the services to be provided by FMG LLC, as well as FMG LLC’s investment personnel, proposed management fees, performance information, and other matters. During the relevant meeting, the Trustees met with senior representatives of FMG LLC to discuss the Proposed Management Agreement and the information provided. The Independent Trustees met in advance of the meeting at which the Board approved the Proposed Management Agreement and in executive session during the meeting to review the information provided. The Independent Trustees were assisted by independent counsel during the meetings and during their deliberations regarding the Proposed Management Agreement, and also received materials discussing the legal standards applicable to their consideration of the Proposed Management Agreement. Although the Board approved the Proposed Management Agreement for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the Proposed Management Agreement with respect to each Portfolio, the Board, including the Independent Trustees, determined that the proposed management fee was fair and reasonable and that the approval of the Proposed Management Agreement was in the best interests of the affected Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the Proposed Management Agreement with respect to each Portfolio.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its shareholders

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by FMG LLC and its affiliates. The Board considered FMG LLC’s responsibilities with respect to each Portfolio, and FMG LLC’s experience in serving as an investment manager for other portfolios of the Trust, including other portfolios that are structured as funds-of-funds. In considering the Proposed Conversions, the Board recognized that the services to be performed by FMG LLC in managing the assets of the Portfolios will change as a result of the Proposed Conversions. In particular, the Board noted that FMG LLC will be responsible for allocating each Portfolio’s assets among various Underlying Portfolios, Unaffiliated Funds and Underlying ETFs (and adding new Underlying Portfolios and Underlying ETFs or replacing or eliminating existing Underlying Portfolios and Underlying ETFs), rather than selecting and overseeing sub-advisers for the Portfolios. The Board further noted that FMG LLC currently is responsible for managing the other portfolios of the Trust that operate as funds-of-funds in a manner similar to how the Portfolios will operate after the Proposed Conversions, and the Board noted its experience in overseeing FMG LLC in that capacity.

In addition, the Board considered that FMG LLC would be responsible for, among other things, developing investment strategies for the Portfolios; making investment decisions for the Portfolios; monitoring and evaluating the performance of the Portfolios; monitoring the investment operations and composition of the Portfolios and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law; placing all orders for the purchase or sale of investments for the Portfolios; coordinating and managing the flow of information and communications relating to the Portfolios among the applicable parties; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding FMG LLC’s process for making investment decisions for the Portfolios, as well as information regarding the backgrounds of the personnel who would manage the Portfolios. The Board also considered that FMG LLC’s responsibilities would include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Portfolios, and considered information regarding FMG LLC’s process for managing risk. The Board also considered, among other factors, periodic reports provided to the Board regarding the services provided by FMG LLC and, where applicable, its affiliates.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that FMG LLC and its affiliates provide to the Portfolios and their shareholders. The Board also noted that, throughout the past year, FMG LLC and its affiliates had continued or undertaken initiatives intended to improve various aspects of the Trust’s operations and investors’ experience with the FMG LLC-sponsored mutual funds. In this regard, the Board noted that FMG LLC had informed the Board that the Proposed Conversions may result in operational and investment efficiencies that, over time, may improve the long-term viability of the Portfolios to the benefit of the Portfolios’ shareholders.

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Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services to be provided by FMG LLC were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the Proposed Management Agreement.

Investment Performance. The Board noted that it had reviewed, at this meeting and at prior meetings, information regarding each Portfolio’s performance as a multimanager fund. The Board also considered FMG LLC’s expertise, resources, proposed methodology and personnel for managing the Portfolios and its experience managing other portfolios of the Trust that are structured as funds-of-funds, including performance information with respect to those portfolios. Based on its review, the Board determined that the information presented supported a decision to approve the Proposed Management Agreement with respect to each Portfolio.

Expenses. The Board considered each Portfolio’s proposed management fee in light of the nature, quality and extent of the overall services to be provided by FMG LLC. The Board noted that the management fee payable to FMG LLC by each Portfolio under the Proposed Management Agreement will be lower than the management fee payable under the Current Management Agreement in recognition of the different services to be performed by FMG LLC in managing the Portfolios as funds-of-funds. The Board noted that the management fees were comparable to the management fees for other portfolios of the Trust structured as funds-of-funds and that differences in the level of the fees reflected differences between the Portfolios and the Trust’s other funds-of-funds managed by FMG LLC. The Board also considered information provided by FMG LLC comparing the proposed management fee rate for each Portfolio to the fee rates charged by other investment managers to manage funds-of-funds. The Board further considered that FMG LLC had agreed to make payments or waive all or a portion of its management, administrative and other fees to limit each Portfolio’s total expense ratios to certain levels as set forth in its prospectus. The Board also noted that, in connection with the Proposed Conversions, FMG LLC proposed changes to the Portfolios’ administrative fee rate schedule and expense limitation arrangements that will align the Portfolios’ expenses with the expenses of the other portfolios of the Trust that operate as funds-of-funds in a manner similar to how the Portfolios will operate after the Proposed Conversions. The Board also considered that each Portfolio (as a fund-of-funds) would pay its pro rata share of the expenses of the Underlying Portfolios, Unaffiliated Funds and Underlying ETFs in which the Portfolio invests and that the pro forma expenses of the Portfolio as a fund-of-funds (including such pro rata share of expenses) would exceed the expense ratio of the Portfolio in its current form. The Board considered that all fees and expenses of each Portfolio are explicitly disclosed in the Portfolio’s offering documents. Based on its review, the Board determined that FMG LLC’s proposed fee rate for each Portfolio is fair and reasonable.

Profitability and Costs. The Board noted that it had reviewed, at the meeting held on July 11-12, 2013, information about the level of profits realized by FMG LLC and its affiliates in connection with the operation of each Portfolio as a multimanager

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fund. The Board also considered information provided by FMG LLC regarding the expected impact of the Proposed Conversions on FMG LLC’s profitability with respect to the Portfolios. In addition, the Board considered that the fees earned by FMG LLC and its affiliates as a result of the Portfolios’ operation as funds-of-funds investing in shares of Underlying Portfolios could also impact FMG LLC’s and its affiliates’ overall profitability. Based on its consideration of the information provided, the Board determined that the level of profits expected to be realized by FMG LLC from providing services to each Portfolio would not be excessive, in view of the nature, quality and extent of services provided.

Economies of Scale. The Board also considered whether economies of scale would be realized as a Portfolio grows larger and the extent to which this is reflected in the proposed management fee schedule for the Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from FMG LLC, and (iv) reinvestment in, and enhancements to, the services that FMG LLC and its affiliates provide to the portfolios and their shareholders. The Board noted that, although the management fees for the Portfolios do not include breakpoints, FMG LLC had agreed to assume certain expenses of each Portfolio by making payments or waiving all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board also considered reinvestments in, and enhancements to, the services that FMG LLC has made over time, such as hiring additional personnel and providing additional resources in areas that would be relevant to the management and administration of the Portfolios. Thus, the Board concluded that there would be a reasonable sharing of benefits from any economies of scale with the Portfolios.

Fall-Out Benefits. The Board also considered the extent to which FMG LLC and its affiliates might derive ancillary benefits from Portfolio operations, including the following. The Board noted that FMG LLC also serves as the administrator for the Portfolios and receives compensation for acting in this capacity. The Board also recognized that AXA Distributors, LLC, an affiliate of FMG LLC, serves as the underwriter for the Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class A and Class B shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also recognized that the Portfolios (operating as funds-of-funds) would invest in other (underlying) portfolios managed by FMG LLC and advised by advisers that may be affiliated with FMG LLC and that these underlying portfolios pay management and administrative fees to FMG LLC, who may in

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certain cases pay advisory fees to an affiliated adviser, and pay distribution fees to FMG LLC’s distribution affiliate. The Board also noted that FMG LLC’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, would receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios currently are offered as investment options through variable insurance contracts offered and sold by FMG LLC’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. Based on its review, the Board determined that any “fall-out” benefits that may accrue to FMG LLC are fair and reasonable.

Board Approval and Recommendation

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, voted unanimously to approve the Proposed Management Agreement for each of the Portfolios and to recommend that the shareholders of the Portfolios also approve the Proposed Management Agreement.

The Trustees recommend that the shareholders of the Small Cap Growth Portfolio, Small Cap Value Portfolio and Bond Portfolio vote “FOR” Proposals 1(b), 2(b) and 3(b), respectively.

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VOTING INFORMATION

The following information applies to the Portfolios.

Voting Rights

Shareholders with amounts invested in shares of a Portfolio at the close of business on the Record Date will be entitled to be present and vote for that Portfolio at the Meeting with respect to their shares as of the Record Date.

Each whole share of a Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table in Exhibit B shows the number of outstanding shares of each Portfolio as of the Record Date that are entitled to vote at the Meeting.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by proxy will be voted “FOR” each Proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust. To be effective, such revocation must be received by the Trust prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person. If a shareholder abstains from voting as to any matter, the shares represented by the abstention or broker “non-vote” will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against the Proposals.

Contractholders with amounts allocated to a Portfolio on the Record Date will be entitled to be present and give voting instructions for the Portfolio at the Meeting with respect to shares held indirectly as of the Record Date, to the extent required by applicable law. Voting instructions may be solicited, and such instructions may be provided, in the same manner as proxies as described herein. An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in a Portfolio for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” the Proposals, and the Insurance Company may vote in its discretion with respect to other matters not now known that may be presented at the Meeting. An Insurance Company will vote in its discretion on any proposal to adjourn or postpone the Meeting. Shares in each investment division of a Separate Account that is invested in a Portfolio for which an Insurance Company receives no timely voting instructions from

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Contractholders, or which are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the Insurance Company “FOR” or “AGAINST” approval of the Proposals, or as an abstention, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine whether the Proposals are approved.

Voting instructions executed by a Contractholder may be revoked at any time prior to an Insurance Company voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with proper later-dated voting instructions by voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by an Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by an Insurance Company representative attending the Meeting and voting in person.

Required Shareholder Vote

Approval of the Proposals with respect to a Portfolio will require the affirmative vote of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities, whichever is less. “Voting securities” refers to the shares of a Portfolio.

The presence, in person or by proxy, of at least one-third of the shares of a Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Portfolio.

To the knowledge of the Trust, as of the Record Date, the Trustees and officers owned, as a group, less than 1% of the shares of each Portfolio.

AXA Equitable may be deemed to be a control person of the Trust by virtue of its direct or indirect ownership of more than 95% of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote. As of the Record Date, except as set forth in Exhibit C, to the Trust’s knowledge, (1) no person, other than the Insurance Companies, owned beneficially or of record more than 5% of the outstanding shares of any Portfolio and (2) no Contractholder owned Contracts entitling such Contractholder to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

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Solicitation of Proxies

Solicitation of proxies is being made by the Trust primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about March 5, 2014. The principal solicitation will be by mail, but proxies also may be solicited by telephone, fax, personal interview by directors, officers, employees or agents of FMG LLC or its affiliates or the Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed proxy card. In lieu of executing a proxy card, you may attend the Meeting in person. The cost of the Meeting, including the cost of solicitation of proxies, will be borne jointly by FMG LLC and the Portfolios in equal proportion.

Adjournment or Postponement

If a quorum is not established at the Meeting or if sufficient votes in favor of the Proposals are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement. The costs of any additional solicitation and any adjourned or postponed session will be paid jointly FMG LLC and the Trust in equal proportion.

Other Matters

The Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, an Insurance Company will vote those unmarked voting instructions in favor of the Proposal.

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Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to Contractholders. Contractholders may request additional copies of the Trust’s annual or semi-annual reports, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-522-5035.

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXY OR VOTING INSTRUCTION CARDS PROMPTLY.

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INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A	Form of Proposed Management Agreement Between the Trust and FMG LLC With Respect to the Multimanager Small Cap Growth, Multimanager Small Cap Value and Multimanager Multi-Sector Bond Portfolios	A-1
Exhibit B	Outstanding Shares	B-1
Exhibit C	Five Percent Owner Report	C-1
Exhibit D	Summaries of the Underlying Portfolios	D-1

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EXHIBIT A

FORM OF PROPOSED MANAGEMENT AGREEMENT BETWEEN THE TRUST AND FMG LLC WITH RESPECT TO THE MULTIMANAGER SMALL CAP GROWTH, MULTIMANAGER SMALL CAP VALUE AND MULTIMANAGER MULTI-SECTOR BOND PORTFOLIOS

INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT (“AGREEMENT”), dated as of May 1, 2011, between AXA Premier VIP Trust, a Delaware statutory trust (“Trust”), and AXA Equitable Funds Management, Group LLC, a Delaware limited liability company (“FMG LLC” or “Manager”).

WHEREAS, the Trust is registered as an investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, FMG LLC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust is and will continue to be a series Portfolio having one or more investment portfolios, each with its own investment objectives, investment policies and restrictions;

WHEREAS, the Investment Company Act prohibits any person from acting as an investment adviser to a registered investment company except pursuant to a written contract; and

WHEREAS, the Board of Trustees of the Trust wishes to appoint FMG LLC as the investment manager and adviser of the Trust on behalf of the series specified in Appendix A to this Agreement;

NOW, THEREFORE, the Trust and FMG LLC hereby agree as follows:

1.     APPOINTMENT OF FMG LLC

The Trust hereby appoints FMG LLC as the investment manager and adviser for each of the Portfolios of the Trust specified in Appendix A to this Agreement, as such Appendix A may be amended by Manager and the Trust from time to time (“Portfolios”), subject to the supervision of the Trustees of the Trust and in the manner and under the terms and conditions set forth in this Agreement. Manager accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. Manager will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and Manager.

2.     DUTIES OF THE MANAGER

A.     Subject to the general supervision and control of the Trustees of the Trust and under the terms and conditions set forth in this Agreement, Manager will manage the investment operations and composition of each Portfolio and render investment advice for each Portfolio, including the purchase, retention, and disposition of the investments, securities and cash contained in each Portfolio, in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in the Trust’s Agreement and Declaration of Trust, By-Laws, and such Portfolio’s Prospectus, Statement of Additional Information (“SAI”) and Compliance Manual, as is from time to time in effect.

B.     As part of the advisory services it will provide hereunder, FMG LLC will:

(i)     obtain and evaluate, to the extent deemed necessary and advisable by FMG LLC in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

(ii)     formulate and implement a continuous investment program for the Portfolios, which may consist of investing the assets of one or more of the Portfolios in other registered investment companies;

(iii)     take whatever steps are necessary to implement the investment program for the Portfolios by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Portfolios;

(iv)     keep the Trustees of the Trust fully informed in writing on an ongoing basis of all material facts concerning the investment and reinvestment of the assets in the Portfolios, its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Trustees of the Trust;

(v)     in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolios, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Adviser for each security or other investment/asset in the Portfolios for which market prices are not readily available;

(vi)     cooperate with and provide reasonable assistance to the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.     Manager will furnish to the Trust such statistical information, with respect to the investments that a Portfolio may hold or contemplate purchasing, as the Trust may reasonably request. Manager also agrees to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

D.     Manager will also furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

(i)     Office Space.     Manager will provide office space in the offices of the Manager or in such other place as may be reasonably agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

(ii)     Personnel.     Manager will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including Manager or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Adviser pursuant to an Advisory Agreement; and

(iii)     Preparation of Prospectus and Other Documents.     Manager will provide other information and services, other than services of outside counsel or independent accountants or services to be provided by any Adviser under any Advisory Agreement, required in connection with the preparation of all registration statements and Prospectuses, prospectus supplements, SAIs, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

E.     Limitations on Liability.     Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

F.     Section 11 of the Securities Exchange Act of 1934, as amended.     The Trust hereby agrees that any entity or person associated with Manager that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Portfolio to the extent and as permitted by Section 11(a)(1)(H) of the Securities Exchange Act of 1934, as amended (“1934 Act”).

G.     Section 28(e) of the 1934 Act.     Subject to the appropriate policies and procedures approved by the Board of Trustees, the Manager may, to the extent authorized by Section 28(e) of the 1934 Act, cause a Portfolio to pay a broker or dealer that provides brokerage or research services to the Manager, the Adviser, the Trust and the Portfolio an amount of commission for effecting a Portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Manager’s overall responsibilities to the Portfolio, the Trust or its other investment advisory clients. To the extent authorized by said Section 28(e) and the Board of Trustees, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking “best execution” and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., the Manager may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.

H.     Directed Brokerage.     Subject to the requirement to seek best execution, and to the appropriate policies and procedures approved by the Board of Trustees, the Trust reserves the right to direct the Manager effect transactions in Portfolio securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to this Agreement; or (ii) finance activities that are primarily intended to result in the sale of Trust shares. At the discretion of the Board of Trustees, such resources may be used to pay or cause the payment of Trust Expenses or may be used to finance activities that are primarily intended to result in the sale of Trust shares.

3.     DELEGATION OF MANAGER’S DUTIES AS INVESTMENT ADVISER

With respect to any or all of the Portfolios, Manager may contract with one or more investment advisers (“Advisers”) to carry out any and all of its duties specified in Paragraph 2 of this Agreement, provided that any contract with an Adviser (an “Advisory Agreement”) imposes on the Adviser all the duties and conditions to which Manager is subject by Paragraph 2 of this Agreement, and further provided that each Advisory Agreement meets all requirements of the Investment Company Act and rules thereunder.

4.     ALLOCATION OF EXPENSES

A.     Expenses Paid by the Manager:

(i)     Salaries, Expenses and Fees of Certain Persons.     Manager (or its affiliates) shall pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of Manager or its affiliates; and

(ii)     Assumption of Trust Expenses.     The payment or assumption by Manager of any expense of the Trust that Manager is not required by this Agreement to pay or assume shall not obligate Manager to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

B.     Expenses Paid by the Trust:     The Trust will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by Manager, as provided in this Agreement, or by an Adviser, as provided in an Advisory Agreement. Without limiting the generality of the foregoing, the Trust shall pay or arrange for the payment of the following:

(i)     Preparing, Printing and Mailing of Certain Documents.     The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

(ii)     Officers and Trustees.     Compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of Manager or its affiliates;

(iii)     Registration Fees and Expenses.     All legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

(iv)     Custodian and Accounting Services.     All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(v)     Independent Legal and Accounting Fees and Expenses.     The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined herein);

(vi)     Transfer Agent.     The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

(vii)     Brokerage Commissions.     All brokers’ commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

(viii)     Taxes.     All taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies, including preparation of such documents as required by any governmental agency in connection with such taxes;

(ix)     Trade Association Fees.     Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations;

(x)     Bonding and Insurance.     All insurance premiums for fidelity and other coverage;

(xi)     Shareholder and Board Meetings.     All expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

(xii)     Pricing.     All expenses of pricing of the net asset value per share of each Portfolio, including the cost of any equipment or services to obtain price quotations; and

(xiii)     Nonrecurring and Extraordinary Expenses.     Such extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

5.     COMPENSATION OF MANAGER

For its services performed hereunder, the Trust will pay Manager with respect to each Portfolio the compensation specified in Appendix A to this Agreement. Such compensation shall be paid to Manager by the Trust on the first day of each month; however, the Trust will calculate this charge on the daily average value of the assets of each Portfolio and accrue it on a daily basis.

6.     NON-EXCLUSIVITY

The services of Manager to the Trust are not to be deemed to be exclusive, and Manager shall be free to render investment management, advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided hereunder by Manager are not impaired. It is understood and agreed that the directors, officers and employees of Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors/trustees, or employees of any other firm or corporation, including other investment companies.

7.     SUPPLEMENTAL ARRANGEMENTS

Manager may enter into arrangements with its parent or other persons affiliated or unaffiliated with Manager for the provision of certain personnel and facilities to Manager to enable Manager to fulfill its duties and obligations under this Agreement.

8.     REGULATION

Manager shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

9.     RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to Manager such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by Manager free from any claim or retention of rights therein, provided that the Manager may retain copies of any such records that are required by law. Manager shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

10.     DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has been approved by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) (“Independent Trustees”) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for a period through August 31, 2011 and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually either by Trustees, including the approval of a majority of the Independent Trustees. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any affected Portfolio if a “majority of the outstanding voting securities” (as defined in Rule 18f-2(h) under the Investment Company Act) of the affected Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the Portfolios of the Trust.

If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement, Manager will continue to act as investment manager with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with Manager or a different investment manager or other definitive action; provided, that the compensation received by Manager in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Agreement in respect of such Portfolio, whichever is less.

11.     TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees, including a majority of the Independent Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any affected Portfolio, by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty (60) days’ written notice to Manager, or by Manager on sixty (60) days’ written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its assignment.

12.     PROVISION OF CERTAIN INFORMATION BY MANAGER

Manager will promptly notify the Trust in writing of the occurrence of any of the following events:

A.     Manager fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which Manager is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

B.     Manager is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and/or

C.     the chief executive officer or controlling stockholder of Manager or the Portfolio manager of any Portfolio changes or there is otherwise an actual change in control or management of Manager.

13.     AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission (“SEC”), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

14.     HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15.     NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or Manager in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

16.     FORCE MAJEURE

Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

17.     SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

18.     INTERPRETATION

Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Amended and Restated Agreement and Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirements to which it is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Trust.

19.     GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act unless otherwise stated herein. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

AXA PREMIER VIP TRUST

By:	/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC

By:	/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer

APPENDIX A

TO THE

INVESTMENT MANAGEMENT AGREEMENT

Portfolios

	(as percentage of daily net assets)
Portfolio	First $12 Billion	Next $3 Billion	Thereafter
AXA Conservative Allocation	0.100%	0.095%	0.090%
AXA Conservative-Plus Allocation	0.100%	0.095%	0.090%
AXA Moderate Allocation	0.100%	0.095%	0.090%
AXA Moderate-Plus Allocation	0.100%	0.095%	0.090%
AXA Aggressive Allocation	0.100%	0.095%	0.090%

Target 2015 Allocation	0.10% of the Portfolio’s average daily net assets
Target 2025 Allocation	0.10% of the Portfolio’s average daily net assets
Target 2035 Allocation	0.10% of the Portfolio’s average daily net assets
Target 2045 Allocation	0.10% of the Portfolio’s average daily net assets

AMENDMENT NO. 1

TO THE

INVESTMENT MANAGEMENT AGREEMENT

AMENDMENT NO. 1 to the Investment Management Agreement (“Amendment No. 1”), effective as of September 1, 2012 between AXA Premier VIP Trust, a Delaware statutory trust (“Trust”), and AXA Equitable Funds Management Group, LLC, a limited liability corporation organized in the State of Delaware (“FMG LLC” or “Manager”).

The Trust and FMG LLC agree to modify and amend the Investment Management Agreement, dated as of May 1, 2011 between the Trust and Manager (the “Agreement”), as follows:

1.    Appendix A.     Appendix A to the Agreement, which sets forth the Allocation Portfolios of the Trust for which FMG LLC is appointed investment manager is hereby replaced in its entirety by Appendix A attached hereto.

2.    Ratification.     Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 1 as of the date first set forth above.

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC		AXA PREMIER VIP TRUST

By:	/s/ Steven M. Joenk	By:	/s/ Brian Walsh
	Steven M. Joenk Chairman, Chief Executive Officer, and President		Brian Walsh Chief Financial Officer and Treasurer

APPENDIX A

TO THE

INVESTMENT MANAGEMENT AGREEMENT

Portfolios

	(as percentage of daily net assets)
Portfolio	First $10 Billion	Next $3 Billion	Thereafter
AXA Conservative Allocation	0.100%	0.095%	0.090%
AXA Conservative-Plus Allocation	0.100%	0.095%	0.090%
AXA Moderate Allocation	0.100%	0.095%	0.090%
AXA Moderate-Plus Allocation	0.100%	0.095%	0.090%
AXA Aggressive Allocation	0.100%	0.095%	0.090%

Target 2015 Allocation	0.10% of the Portfolio’s average daily net assets
Target 2025 Allocation	0.10% of the Portfolio’s average daily net assets
Target 2035 Allocation	0.10% of the Portfolio’s average daily net assets
Target 2045 Allocation	0.10% of the Portfolio’s average daily net assets

AMENDMENT NO. 2

TO THE

INVESTMENT MANAGEMENT AGREEMENT

AMENDMENT NO. 2 to the Investment Management Agreement (“Amendment No. 2”), effective as of October 21, 2013 between AXA Premier VIP Trust, a Delaware statutory trust (“Trust”), and AXA Equitable Funds Management Group, LLC, a limited liability corporation organized in the State of Delaware (“FMG LLC” or “Manager”).

The Trust and FMG LLC agree to modify and amend the Investment Management Agreement, dated as of May 1, 2011, as amended, between the Trust and Manager (the “Agreement”), as follows:

1.     New Portfolios.     The Trust hereby appoints FMG LLC as the investment manager of the following Portfolios on the terms and conditions contained in the Agreement:

CharterSM Fixed Income Portfolio

CharterSM Conservative Portfolio

CharterSM Moderate Portfolio

CharterSM Moderate Growth Portfolio

CharterSM Growth Portfolio

CharterSM Aggressive Growth Portfolio

CharterSM Equity Portfolio

CharterSM International Conservative Portfolio

CharterSM International Moderate Portfolio

CharterSM International Growth Portfolio

CharterSM Income Strategies Portfolio

CharterSM Interest Rate Strategies Portfolio

CharterSM Real Assets Portfolio

CharterSM Alternative 100 Conservative Plus Portfolio

CharterSM Alternative 100 Moderate Portfolio

CharterSM Alternative 100 Growth Portfolio

(collectively, “New Portfolios”)

2.     Duration of Agreement.

a.     Except as noted in subsection (b) below, with respect to each Portfolio specified in Appendix A to the Agreement (except as provided below), the Agreement will continue in effect another 12 months beyond August 31, 2013 and may be continued thereafter pursuant to subsection (c) below.

b.     With respect to the New Portfolios, the Agreement will continue in effect for two years after the effective date of Amendment No. 2 and may be continued thereafter pursuant to subsection (c) below.

c.     With respect to each Portfolio, the Agreement shall continue in effect annually after the date specified in subsection (a) or (b), as the case may be, only so long as such continuance is specifically approved at least annually by a majority of the Trustees who are not a party to the agreement or interested persons (as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Trustees”), and by either the Board of Trustees or a vote of a majority of the outstanding shares of the Portfolio. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to a Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the 1940 Act) vote to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement, or (b) all the Portfolios of the Trust.

3.    Appendix A.     Appendix A to the Agreement, which sets forth the Portfolios of the Trust for which FMG LLC is appointed investment manager and the fees payable to FMG LLC with respect to each Portfolio is hereby replaced in its entirety by Appendix A attached hereto.

4.    Ratification.     Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 2 as of the date first set forth above.

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC		AXA PREMIER VIP TRUST
By:	/s/ Steven M. Joenk	By:	/s/ Brian Walsh
	Steven M. Joenk		Brian Walsh
	Chairman, Chief Executive Officer, and President		Chief Financial Officer and Treasurer

APPENDIX A

TO THE

INVESTMENT MANAGEMENT AGREEMENT

Portfolios

	(as percentage of daily net assets)
Portfolio	First $10 Billion	Next $3 Billion	Thereafter
AXA Conservative Allocation Portfolio	0.100%	0.095%	0.090%
AXA Conservative-Plus Allocation Portfolio	0.100%	0.095%	0.090%
AXA Moderate Allocation Portfolio	0.100%	0.095%	0.090%
AXA Moderate-Plus Allocation Portfolio	0.100%	0.095%	0.090%
AXA Aggressive Allocation Portfolio	0.100%	0.095%	0.090%

CharterSM Fixed Income Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Conservative Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Moderate Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Moderate Growth Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Growth Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Aggressive Growth Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Equity Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM International Conservative Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM International Moderate Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM International Growth Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Income Strategies Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Interest Rate Strategies Portfolio	0.15% of the Portfolio’s average daily net assets

CharterSM Real Assets Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Alternative 100 Conservative Plus Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Alternative 100 Moderate Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Alternative 100 Growth Portfolio	0.15% of the Portfolio’s average daily net assets
Target 2015 Allocation Portfolio	0.10% of the Portfolio’s average daily net assets
Target 2025 Allocation Portfolio	0.10% of the Portfolio’s average daily net assets
Target 2035 Allocation Portfolio	0.10% of the Portfolio’s average daily net assets
Target 2045 Allocation Portfolio	0.10% of the Portfolio’s average daily net assets

AMENDMENT NO. 3

TO THE

INVESTMENT MANAGEMENT AGREEMENT

AMENDMENT NO. 3 effective as of [            , 2014] (“Amendment No. 3”) to the Investment Management Agreement, dated as of May 1, 2011, as amended (the “Agreement”) between AXA Premier VIP Trust, a Delaware statutory trust (“Trust”), and AXA Equitable Funds Management Group, LLC, a limited liability corporation organized in the State of Delaware (“FMG LLC” or “Manager”).

WHEREAS, FMG LLC and the Trust desire to add the Charter Small Cap Growth Portfolio (formerly, Multimanager Small Cap Growth Portfolio), Charter Small Cap Value Portfolio (formerly, Multimanager Small Cap Value Portfolio), and Charter Multi-Sector Bond Portfolio (formerly, Multimanager Multi-Sector Bond Portfolio) to the Agreement in light of the conversion of these portfolios to funds-of-funds;

The Trust and FMG LLC agree to modify and amend the Agreement as follows:

1.    New Portfolios.    The Trust hereby appoints FMG LLC as the investment manager of the following Portfolios on the terms and conditions contained in the Agreement:

(a)	Charter Small Cap Growth Portfolio (formerly, Multimanager Small Cap Growth Portfolio),

(b)	Charter Small Cap Value Portfolio (formerly, Multimanager Small Cap Value Portfolio), and

(c)	Charter Multi-Sector Bond Portfolio (formerly, Multimanager Multi-Sector Bond Portfolio).

2.    Appendix A.    Appendix A to the Agreement, which sets forth the Portfolios of the Trust for which FMG LLC is appointed investment manager and the fees payable to FMG LLC with respect to each Portfolio is hereby replaced in its entirety by Appendix A attached hereto.

3.    Ratification.    Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 3 as of the date first set forth above.

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC		AXA PREMIER VIP TRUST

By:		By:
	Steven M. Joenk		Brian Walsh
	Chairman, Chief Executive Officer, and President		Chief Financial Officer and Treasurer

APPENDIX A

TO THE

INVESTMENT MANAGEMENT AGREEMENT

Portfolios

	(annual rate as percentage of average daily net assets)
Portfolio	First $10 Billion	Next $3 Billion	Thereafter
AXA Conservative Allocation Portfolio	0.100%	0.095%	0.090%
AXA Conservative-Plus Allocation Portfolio	0.100%	0.095%	0.090%
AXA Moderate Allocation Portfolio	0.100%	0.095%	0.090%
AXA Moderate-Plus Allocation Portfolio	0.100%	0.095%	0.090%
AXA Aggressive Allocation Portfolio	0.100%	0.095%	0.090%

Charter SM Fixed Income Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Conservative Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Moderate Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Moderate Growth Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Growth Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Aggressive Growth Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Equity Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM International Conservative Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM International Moderate Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM International Growth Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Income Strategies Portfolio	0.15% of the Portfolio’s average daily net assets

Charter SM Interest Rate Strategies Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Real Assets Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Alternative 100 Conservative Plus Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Alternative 100 Moderate Portfolio	0.15% of the Portfolio’s average daily net assets
CharterSM Alternative 100 Growth Portfolio	0.15% of the Portfolio’s average daily net assets
Charter Small Cap Growth Portfolio (formerly, Multimanager Small Cap Growth Portfolio)	0.15% of the Portfolio’s average daily net assets
Charter Small Cap Value Portfolio (formerly, Multimanager Small Cap Value Portfolio)	0.15% of the Portfolio’s average daily net assets
Charter Multi-Sector Bond Portfolio (formerly, Multimanager Multi-Sector Bond Portfolio)	0.15% of the Portfolio’s average daily net assets
Target 2015 Allocation Portfolio	0.10% of the Portfolio’s average daily net assets
Target 2025 Allocation Portfolio	0.10% of the Portfolio’s average daily net assets
Target 2035 Allocation Portfolio	0.10% of the Portfolio’s average daily net assets
Target 2045 Allocation Portfolio	0.10% of the Portfolio’s average daily net assets

EXHIBIT B

OUTSTANDING SHARES

Portfolio	Number of Class A Shares	Number of Class B Shares	Number of Class K Shares	Total
Multimanager Small Cap Growth Portfolio	35,871.77	9,255,695.23	25,203,291.63	34,494,858.63
Multimanager Small Cap Value Portfolio	1,050,242.65	11,937,024.24	6,874,739.44	19,862,006.33
Multimanager Multi-Sector Bond Portfolio	46,660,174.65	14,408,040.07	67,946,893.45	129,015,108.17

B-1

EXHIBIT C

FIVE PERCENT OWNER REPORT

As of the Record Date, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of each of the Portfolios are listed below. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Portfolio.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Multimanager Small Cap Growth Portfolio
Class A	AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	35,669.77	100%
Class K	AXA Moderate Allocation Portfolio	4,408,826.77	17.49%
Class K	AXA Moderate Plus Portfolio	14,106,489.30	55.97%
Class K	AXA Aggressive Allocation Portfolio	6,225,599.42	24.70%
Multimanager Small Cap Value Portfolio
Class A	AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	54,454.70	5.19%
Class A	Gutchess Lumber Company 890 McLean Road Cortland, NY 13045	53,377.84	5.09%
Class K	AXA Moderate Allocation Portfolio	1,053,099.00	15.32%
Class K	AXA Moderate Plus Portfolio	5,300,835.05	77.11%
Multimanager Multi-Sector Bond Portfolio
Class K	AXA Conservative Allocation Portfolio	6,500,240.67	9.57%
Class K	AXA Conservative-Plus Allocation Portfolio	4,660,993.30	6.86%
Class K	AXA Moderate Allocation Portfolio	27,284,672.36	40.16%
Class K	AXA Moderate Plus Portfolio	15,356,697.54	22.60%
Class K	Target Allocation 2015 Portfolio	3,407,033.04	5.01%

C-1

EXHIBIT D

SUMMARIES OF UNDERLYING PORTFOLIOS

Investors must consider the investment objectives, risks, and charges and expenses of an Underlying Portfolio before investing. The prospectuses and summary prospectuses for the Underlying Portfolios contain this and other information about each Underlying Portfolio. Investors should carefully read the prospectuses and summary prospectuses for the Underlying Portfolios before investing. Investors may obtain the prospectuses and summary prospectuses for the EQ/Quality Bond PLUS Portfolio, EQ/High Yield Bond Portfolio and EQ/Core Bond Index Portfolio by Internet at our website at axa-equitablefunds.com. With respect to the Underlying Portfolios identified below with an asterisk, the information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the SEC. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Exhibit is not an offer to sell or the solicitation of an offer to buy and there will not be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

AXA/Lord Abbett Micro Cap Portfolio*

Objective: Seeks to achieve long-term growth of capital.

Principal Investment Strategies: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of micro-cap companies (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, micro-cap companies are those companies with market capitalizations within the range of companies in the Russell Microcap® Index at the time of purchase (as of December 31, 2013, the market capitalization of the companies in the Russell Microcap® Index was between approximately $3.6 million and $ 1.3 billion). The size of companies in the Russell Microcap® Index changes with changes in market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that an Adviser believes provide opportunities for capital growth. The Portfolio may invest in U.S. and foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies.

The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

The Active Allocated Portion invests primarily in equity securities of micro-cap companies that the Adviser believes have the potential for more rapid growth than the overall economy. Equity securities may include any interests that represent equity ownership in a company, such as common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, and limited liability companies. The Adviser to the Active Allocated Portion evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management, and seeks to invest its portion of the Portfolio’s assets in companies that exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level. Although the Adviser seeks to diversify the Active Allocated Portion across many industries and sectors, its assets may, from time to time, be overweighted or underweighted to certain industries and sectors relative to its benchmark index. Securities of foreign companies may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. dollar or other currencies, and may include American Depository Receipts (“ADRs”). The Adviser to the Active Allocated Portion may sell a security when it believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Adviser may engage in active and frequent trading of its portfolio securities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell Microcap® Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Index Allocated Portion may use a full replication technique or a sampling approach in pursuing its indexing strategy.

FMG LLC has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of FMG LLC, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. FMG LLC is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

AXA/Morgan Stanley Small Cap Growth Portfolio*

Objective: Seeks to achieve long-term growth of capital.

Principal Investment Strategies: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, small market capitalization companies are those companies with market capitalizations within the range of companies in the Russell 2000® Index at the time of investment (as of December 31, 2013, the market capitalization of the companies in the Russell 2000® Index was between approximately $9.8 million and $5.3 billion).

The size of companies in the Russell 2000® Index changes with market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that an Adviser believes provide opportunities for capital growth. The Portfolio may invest in U.S. and foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies.

The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed and one portion of the Portfolio seeks to track the performance of a particular index. Under normal circumstances, the Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

The Adviser to the Active Allocated Portion of the Portfolio emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Active Allocated Portion’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), limited partnership interests and other specialty securities having equity features. The Active Allocated Portion may invest in privately placed and restricted securities. The Active Allocated Portion may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. The Active Allocated Portion may engage in active and frequent trading to achieve the Portfolio’s investment objective.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2000® Growth Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Index Allocated Portion may use a full replication technique or a sampling approach in pursuing its indexing strategy.

FMG LLC has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of FMG LLC, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. FMG LLC is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

AXA/Horizon Small Cap Value Portfolio*

Objective: Seeks to achieve long-term growth of capital.

Principal Investment Strategies: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, small market capitalization companies are those companies with market capitalizations within the range of companies in the Russell 2000® Index at the time of investment (as of December 31, 2013, the market capitalization of the companies in the Russell 2000® Index was between approximately $9.8 million and $5.3 billion). The size of companies in the Russell 2000® Index changes with market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that an Adviser believes provide opportunities for capital growth. The Portfolio may invest in U.S. and foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies.

The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed and one portion of the Portfolio seeks to track the performance of a particular index. Under normal circumstances, the Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

The Adviser to the Active Allocated Portion of the Portfolio believes that favorable investment opportunities are available through companies that exhibit a number of the following characteristics: are selling below their perceived intrinsic value, have limited or no institutional ownership, have had short-term earnings shortfalls, have had a recent initial public offering but have not attracted significant analyst coverage, are selling at or below book or replacement value, and have price to earnings ratios that are less than one half of their projected growth rate. The Adviser focuses on undervalued and special situation small capitalization equities (including common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks, such as depositary receipts) that the Adviser believes have the potential for rewarding long-term investment results. The Adviser also may invest in ETFs and write and sell options on securities in which it invests for hedging purposes and/or direct investment, and may invest in convertible and non-convertible debt securities rated below investment grade (also known as “junk bonds”) or unrated securities that the Adviser has determined to be of comparable quality. The Adviser selects securities from companies that are engaged in a number of industries, including the media, financial services, retailing, manufacturing and consumer products, and utilities industries. The Adviser considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. The Adviser also looks at the amount of capital a company spends on research and development.

Sell decisions are generally triggered by either adequate value being achieved, as determined by the Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sell trigger also may occur if the Adviser discovers a new investment opportunity that it believes is more compelling and represents a better risk reward profile than other investments held by the Active Allocated Portion. The Active Allocated Portion may engage in active and frequent trading to achieve the Portfolio’s investment objective.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2000® Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Index Allocated Portion may use a full replication technique or a sampling approach in pursuing its indexing strategy.

FMG LLC has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of FMG LLC, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. FMG LLC is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

AXA/Pacific Global Small Cap Value Portfolio*

Objective: Seeks to achieve long-term growth of capital.

Principal Investment Strategies: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, small market capitalization companies are those companies with market capitalizations within the range of companies in the Russell 2000® Index at the time of investment (as of December 31, 2013, the market capitalization of the companies in the Russell 2000® Index was between approximately $9.8 million and $5.3 billion). The size of companies in the Russell 2000® Index changes with market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that an Adviser believes provide opportunities for capital growth. The Portfolio may invest in U.S. and foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies.

The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed and one portion of the Portfolio seeks to track the performance of a particular index. Under normal circumstances, the Active Allocated Portion consists of approximately

50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

The Active Allocated Portion of the Portfolio typically invests in companies with market capitalizations of up to $2 billion at the time of purchase, and generally invests a significant portion of its assets in companies with market capitalizations under $500 million at the time of purchase. The Adviser to the Active Allocated Portion follows a value-based investment approach focusing on the long-term market cycle to select investments. The Adviser to the Active Allocated Portion attempts to identify growing companies with unique or proprietary advantages in their industries and strong potential for earnings growth.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2000® Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Index Allocated Portion may use a full replication technique or a sampling approach in pursuing its indexing strategy.

FMG LLC has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of FMG LLC, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. FMG LLC is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

EQ/Quality Bond PLUS Portfolio

Objective: Seeks to achieve high current income consistent with moderate risk to capital.

Principal Investment Strategies: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities. For this Portfolio, debt securities include direct and indirect investments in debt securities and investments in other investment companies and financial instruments that derive their value from such securities. The Portfolio invests primarily (either directly or indirectly through other investments) in securities, including government, corporate and agency mortgage- and asset-backed securities, that are rated investment grade at the time of purchase (i.e., at least Baa by Moody’s Investors Service, Inc. (“Moody’s) or BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”)), or if unrated, fixed income securities that the Adviser determines to be of comparable quality. The Portfolio also seeks to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody’s or S&P or Fitch). In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate under the circumstances. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser and one portion of the Portfolio seeks to track the performance of a particular index. Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets and the Passive Allocated Portion consists of approximately 70% of the Portfolio’s net assets.

The Active Allocated Portion of the Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks in order to reflect the Adviser’s assessment of prospective cyclical changes even if such action may adversely affect current income. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities. The Active Allocated Portion of the Portfolio may invest in USD and non-USD denominated foreign securities, including those of both developed and developing countries. Developing countries are defined as middle and low-income economies as classified by the World Bank.

The Passive Allocated Portion of the Portfolio will invest in debt securities that are included in the Barclays Intermediate U.S. Government Bond Index (“Intermediate Government Bond Index”), or other financial instruments, including exchange-traded funds, that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities.

Individual securities holdings may differ from the Intermediate Government Bond Index, and the Portfolio may not track the performance of the Intermediate Government Bond Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Bond Index are valued. The Adviser may also purchase or sell futures contracts on fixed-income securities in lieu of investment directly in fixed-income securities themselves.

FMG LLC has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of FMG LLC, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. FMG LLC is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

EQ/High Yield Bond Portfolio

Objective: Seeks to maximize current income.

Principal Investment Strategies: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a broad range of high-yield, below investment-grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bank loans, bonds, loan participations, notes and debentures are examples of debt securities. It is expected that the Portfolio will invest primarily in high-yield corporate bonds. Securities below investment grade include those securities rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB+ or lower by Fitch Ratings Ltd. (“Fitch”) or by Standard & Poor’s Ratings Services (“S&P”) or, if unrated, deemed to be of comparable quality.

The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is actively managed and the other portion of the Portfolio invests in ETFs that are passively managed and that meet the investment objective of the Portfolio (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 70% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 30% of the Portfolio’s net assets. These percentages can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Adviser to the Active Allocated Portion believes that the key to superior long-term returns in the US corporate credit market is compounding current income while avoiding principal loss. The Adviser aims to achieve this through fundamental credit analysis that focuses on bonds of companies with improving credit trends.

The Adviser uses a combination of bottom-up credit analysis and top down factors in selecting fixed income securities for the Portfolio. The Adviser focuses on identifying micro and macro risks at the issuer level through fundamental analysis, including corporate due diligence, financial analysis, liquidity analysis and capital structure reviews. The Adviser also uses proprietary models to evaluate a company’s capital structure, asset coverage, cash flow and liquidation preference. These models are used in selecting a group of diversified investments across issuers, industries, sectors, capital structures and credit qualities. The Adviser may sell a security for a variety of reasons, including: unexpected results (e.g., decrease in price) or changes in the credit assessment of the company (e.g., credit ratings); to seek better relative value within a sector or across sectors; or if a security has reached its target price or yield.

The Active Allocated Portion’s weighted average maturity ordinarily will range within two years of the Bank of America Merrill Lynch US High Yield Master II Index (as of December 31, 2012, the weighted average maturity of the Bank of America Merrill Lynch US High Yield Master II Index was approximately 6.82 years), although the weighted average maturity may be below this range if deemed appropriate for temporary defensive purposes. The Portfolio may invest in debt securities issued by small- , mid- and large capitalization companies; although the Active Allocated Portion may invest a significant portion of its assets in middle market companies (i.e., companies with $1 billion or less in outstanding debt at the time of purchase). The Portfolio may have a high portfolio turnover rate in excess of 100%.

The ETF Allocated Portion will generally invest in the following ETFs: the iShares iBoxx $ High Yield Corporate Bond Fund and the SPDR® Barclays High Yield Bond ETF. These ETFs seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a fixed-income securities benchmark index. An investor in the Portfolio will bear both the expenses of the Portfolio as well as the indirect expenses associated with the ETFs held by the ETF Allocated Portion.

Under normal circumstances, up to 20% of the Portfolio’s assets may include: (1) investment grade securities; (2) convertible debt securities; (3) puts, calls and futures as hedging devices; (4) common stocks and other equity instruments (preferred stocks are not subject to this restriction); and (5) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.

FMG LLC has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of FMG LLC, such as AllianceBernstein L.P. or AXA Investment Managers, Inc., unless the advisory agreement is approved by the Portfolio’s shareholders. FMG LLC is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

EQ/Core Bond Index Portfolio

Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Intermediate U.S. Government/Credit Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.

Principal Investment Strategies: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities. FMG LLC also may invest up to 40% of the Portfolio’s assets in exchange traded funds (“ETFs”) that invest in securities included in the Intermediate Government Credit Index.

In seeking to achieve the Portfolio’s investment objective, the Adviser will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Intermediate Government Credit Index. This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from those of the Intermediate Government Credit Index, and the Portfolio may not track the performance of the Intermediate Government Credit Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Credit Index are valued.

FMG LLC has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of FMG LLC, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. FMG LLC is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet
	1)	Read the Proxy Statement and have the proxy card below
at hand.
	2)	Go to the website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below
at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M66461-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AXA PREMIER VIP TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL:

1.	To approve:		For	Against	Abstain

	(a).	The conversion of the Multimanager Small Cap Growth Portfolio to a fund-of-funds structure, and	☐	☐	☐

(b).

Subject to shareholder approval of Proposal (a), a new Management Agreement between the Trust, on behalf of the Multimanager Small Cap Growth Portfolio, and AXA Equitable Funds Management Group, LLC (“FMG LLC”), which serves as the Portfolio’s investment manager, that will result in a decrease in the Portfolio’s management fee payable to FMG LLC;

			☐	☐	☐

4.	To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

M66462-TBD
AXA PREMIER VIP TRUST
PROXY CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON APRIL 10, 2014

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the “Trust”) on behalf of the portfolios being converted to a fund-of-funds structure under the Proposed Conversions (the “Portfolios”), each a series of the Trust. The undersigned hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) to (i) vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated February 27, 2014 (the “Proxy Statement”), and (ii) to vote, in his or her discretion, on such other matters as may properly come before the Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” a proposal.

Receipt of the Notice of Meeting and the Trust’s Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet
	1)	Read the Proxy Statement and have the proxy card below
at hand.
	2)	Go to the website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below
at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M66463-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AXA PREMIER VIP TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL:

2.	To approve:		For	Against	Abstain

	(a).	The conversion of the Multimanager Small Cap Value Portfolio to a fund-of-funds structure, and	☐	☐	☐

(b).

Subject to shareholder approval of Proposal (a), a new Management Agreement between the Trust, on behalf of the Multimanager Small Cap Value Portfolio, and FMG LLC, which serves as the Portfolio’s investment manager, that will result in a decrease in the Portfolio’s management fee payable to FMG LLC;

			☐	☐	☐

4.	To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

M66464-TBD
AXA PREMIER VIP TRUST
PROXY CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON APRIL 10, 2014

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the “Trust”) on behalf of the portfolios being converted to a fund-of-funds structure under the Proposed Conversions (the “Portfolios”), each a series of the Trust. The undersigned hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) to (i) vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated February 27, 2014 (the “Proxy Statement”), and (ii) to vote, in his or her discretion, on such other matters as may properly come before the Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” a proposal.

Receipt of the Notice of Meeting and the Trust’s Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet
	1)	Read the Proxy Statement and have the proxy card below
at hand.
	2)	Go to the website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below
at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M66465-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AXA PREMIER VIP TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL:

3.	To approve:		For	Against	Abstain

	(a).	The conversion of the Multimanager Multi-Sector Bond Portfolio to a fund-of-funds structure, and	☐	☐	☐

(b).

Subject to shareholder approval of Proposal (a), a new Management Agreement between the Trust, on behalf of the Multimanager Multi-Sector Bond Portfolio, and FMG LLC, which serves as the Portfolio’s investment manager, that will result in a decrease in the Portfolio’s management fee payable to FMG LLC;

			☐	☐	☐

4.	To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

M66466-TBD
AXA PREMIER VIP TRUST
PROXY CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON APRIL 10, 2014

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the “Trust”) on behalf of the portfolios being converted to a fund-of-funds structure under the Proposed Conversions (the “Portfolios”), each a series of the Trust. The undersigned hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) to (i) vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated February 27, 2014 (the “Proxy Statement”), and (ii) to vote, in his or her discretion, on such other matters as may properly come before the Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” a proposal.

Receipt of the Notice of Meeting and the Trust’s Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet
	1)	Read the Proxy Statement and have the voting instruction card below at hand.
	2)	Go to the website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the voting instruction card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate box(es) on the voting instruction card below.
	3)	Sign and date the voting instruction card.
	4)	Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M66705-Z62456	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

AXA PREMIER VIP TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY TO VOTE “FOR” THE FOLLOWING PROPOSAL:

1.	To approve:	For	Against	Abstain

	(a) The conversion of the Multimanager Small Cap Growth Portfolio to a fund-of-funds structure, and	☐	☐	☐

(b)

Subject to shareholder approval of Proposal (a), a new Management Agreement between the Trust, on behalf of the Multimanager Small Cap Growth Portfolio, and AXA Equitable Funds Management Group, LLC (“FMG LLC”), which serves as the Portfolio’s investment manager, that will result in a decrease in the Portfolio’s management fee payable to FMG LLC;

		☐	☐	☐

4.	To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this voting instruction card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

M66706-Z62456
VOTING INSTRUCTION CARD SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON APRIL 10, 2014

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more portfolios proposed to be converted to a fund-of-funds structure under the Proposed Conversions (the “Portfolios”), each a series of AXA Premier VIP Trust (the “Trust”), hereby instructs the Insurance Company mentioned on the reverse side, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated February 27, 2014 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company mentioned on the reverse side as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Trust’s Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of the card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet
	1)	Read the Proxy Statement and have the voting instruction card below at hand.
	2)	Go to the website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the voting instruction card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate box(es) on the voting instruction card below.
	3)	Sign and date the voting instruction card.
	4)	Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M66707-Z62456	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

AXA PREMIER VIP TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY TO VOTE “FOR” THE FOLLOWING PROPOSAL:

2.	To approve:	For	Against	Abstain

	(a) The conversion of the Multimanager Small Cap Value Portfolio to a fund-of-funds structure, and	☐	☐	☐

(b)

Subject to shareholder approval of Proposal (a), a new Management Agreement between the Trust, on behalf of the Multimanager Small Cap Value Portfolio, and FMG LLC, which serves as the Portfolio’s investment manager, that will result in a decrease in the Portfolio’s management fee payable to FMG LLC;

		☐	☐	☐

4.	To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this voting instruction card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

M66708-Z62456
VOTING INSTRUCTION CARD SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON APRIL 10, 2014

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more portfolios proposed to be converted to a fund-of-funds structure under the Proposed Conversions (the “Portfolios”), each a series of AXA Premier VIP Trust (the “Trust”), hereby instructs the Insurance Company mentioned on the reverse side, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated February 27, 2014 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company mentioned on the reverse side as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Trust’s Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of the card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet
	1)	Read the Proxy Statement and have the voting instruction card below at hand.
	2)	Go to the website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the voting instruction card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate box(es) on the voting instruction card below.
	3)	Sign and date the voting instruction card.
	4)	Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M66709-Z62456	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

AXA PREMIER VIP TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY TO VOTE “FOR” THE FOLLOWING PROPOSAL:

3.	To approve:	For	Against	Abstain

	(a) The conversion of the Multimanager Multi-Sector Bond Portfolio to a fund-of-funds structure, and	☐	☐	☐

(b)

Subject to shareholder approval of Proposal (a), a new Management Agreement between the Trust, on behalf of the Multimanager Multi-Sector Bond Portfolio, and FMG LLC, which serves as the Portfolio’s investment manager, that will result in a decrease in the Portfolio’s management fee payable to FMG LLC;

		☐	☐	☐

4.	To transact such other business that may properly come before the Meeting.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this voting instruction card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

M66710-Z62456
VOTING INSTRUCTION CARD SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON APRIL 10, 2014

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more portfolios proposed to be converted to a fund-of-funds structure under the Proposed Conversions (the “Portfolios”), each a series of AXA Premier VIP Trust (the “Trust”), hereby instructs the Insurance Company mentioned on the reverse side, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated February 27, 2014 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company mentioned on the reverse side as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Trust’s Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of the card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.